Exhibit 10.3

JOINDER AND SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This JOINDER AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of April 26, 2019 and is entered into by and among (a) (a) (i) OAK STREET HEALTH, LLC, an Illinois limited liability company (“Oak Street Health”), (ii) OAK STREET HEALTH MSO, LLC, an Illinois limited liability company (“Oak Street Health MSO”), (iii) ACORN NETWORK, LLC, an Illinois limited liability company (“Acorn Network”), (iv) OAK STREET HEALTH PHYSICIANS GROUP, P.C., an Illinois professional corporation (“OSH Physicians”), (v) OSH-IL PHYSICIANS GROUP, LLC, an Illinois limited liability company (“OSH-IL”), (vi) OSH-MI PHYSICIANS GROUP, PC, a Michigan professional corporation (“OSH-MI”), (vii) OSH-IN PHYSICIANS GROUP, PC, an Indiana professional corporation (“OSH-IN”), (viii) OSH-OH PHYSICIANS GROUP, LLC, an Ohio limited liability company (“OSH-OH”), (ix) OSH-PA PHYSICIANS GROUP, PC, a Pennsylvania professional corporation (“OSH-PA”), (x) OSH-NJ PHYSICIANS GROUP, PC, a New Jersey professional corporation (“OSH-NJ”), (xi) OSH-RI PHYSICIANS GROUP, P.C., a Rhode Island professional corporation (“OSH-RI” and together with Oak Street Health, Oak Street Health MSO, Acorn Network, OSH Physicians, OSH-IL, OSH-MI and OSH-IN, OSH-OH, OSH-PA, and OSH-NJ, jointly and severally, individually and collectively, “Borrower”), (b) the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as “Lender”) and (c) HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, the “Agent”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower, Agent and Lender have entered into that certain Loan and Security Agreement dated as of August 7, 2017, as amended by that certain Consent and First Amendment to Loan and Security Agreement dated as of July 13, 2018 among Borrower, Agent and Lender (as amended, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

B. In accordance with Section 11.3 of the Loan Agreement, Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.	AMENDMENTS.

1.1 The Loan Agreement is hereby amended to reflect the changes which are attached as Exhibit A hereto, such that on the Second Amendment Effective Date the terms set forth in Exhibit A hereto which appear in bold and double underlined text (inserted text) shall be added to the Loan Agreement and the terms appearing as text which is stricken (~~deleted text~~) shall be deleted from the Loan Agreement.

1.2 Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

2.	BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

2.1 Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent or Lender.

2.2 Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

2.3 The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Agent and/or Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

2.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower.

2.5 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

2.6 As of the date hereof, it has no defenses against the obligations to pay any amounts under the Secured Obligations. Borrower acknowledges that each of Agent and Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that each of Agent and Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

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3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent and/or Lender may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.	JOINDER.

4.1 By signing this Amendment, OSH-RI shall be bound by the terms and conditions of the Loan Agreement the same as if it were the Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis, provided however, that (a) with respect to (i) Section 5.1 of the Loan Agreement, OSH-RI represents that it is an entity duly organized, legally existing and in good standing under the laws of Rhode Island, (b) neither Agent nor Lender shall have any duties, responsibilities or obligations to OSH-RI arising under or related to the Loan Agreement or the other Loan Documents, (c) that if OSH-RI is covered by Borrower’s insurance, OSH-RI shall not be required to maintain separate insurance or comply with the provisions of Sections 6.1 and 6.2 of the Loan Agreement, and (d) that as long as Borrower satisfies the requirements of Section 7.1 of the Loan Agreement, OSH-RI shall not have to provide Agent separate Financial Statements. To the extent that Agent or Lender has any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other Loan Documents, those duties, responsibilities or obligations shall flow only to Borrower and not to OSH-RI or any other Person or entity. By way of example (and not an exclusive list): (i) Agent’s providing notice to Borrower in accordance with the Loan Agreement or as otherwise agreed among Borrower, Agent and Lender shall be deemed provided to OSH-RI; (ii) a Lender’s providing an Advance to Borrower shall be deemed an Advance to OSH-RI; and (iii) OSH-RI shall have no right to request an Advance or make any other demand on Lender.

4.2 OSH-RI agrees not to certificate its equity securities without Agent’s prior written consent, which consent may be conditioned on the delivery of such equity securities to Agent in order to perfect Agent’s security interest in such equity securities.

4.3 OSH-RI acknowledges that it benefits, both directly and indirectly, from the Loan Agreement, and hereby waives, for itself and on behalf of any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Amendment on the basis that (a) it failed to receive adequate consideration for the execution and delivery of this Amendment or (b) its obligations under this Amendment are avoidable as a fraudulent conveyance.

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4.4 As security for the prompt, complete and indefeasible payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, OSH-RI grants to Agent a security interest in all of OSH-RI’s right, title, and interest in and to the Collateral.

5. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

5.1 Amendment. Borrower, Agent and Lender shall have duly executed and delivered this Amendment to Lender and such other documents as Agent may reasonably request.

5.2 2019 Facility Charge. Agent shall have received a nonrefundable, fully earned facility charge in the amount of $500,000.00 in good and collected funds.

5.3 Secretary’s Certificate and Borrowing Resolutions. A secretary’s certificate, together with a certified copy of resolutions of certified copy of resolutions of the Managers evidencing approval of this Amendment.

5.4 Certificates of Good Standing. A certificate of good standing for each Borrower from its state of incorporation and similar certificates from all other jurisdictions in which such Borrower does business and where the failure to be qualified would have a Material Adverse Effect.

5.5 Organizational Documents. Certified copies of the Certificate of Formation and the Limited Liability Company Agreement, as amended, of each Borrower.

5.6 Perfection Certificate. A completed perfection certificate of Borrower.

5.7 Memorandum of Understanding. A memorandum of understanding of Borrower with respect to the Secured Obligations.

5.8 Payment of Lender Expenses. Borrower shall have paid all reasonable Lender expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment for the documentation and negotiation of this Amendment.

6. RELEASE. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lender and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises,

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sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. Borrower waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment. This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes,

8. INCORPORATION BY REFERENCE. The provisions of Section 11 of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

OAK STREET HEALTH, LLC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Chief Legal Officer

OAK STREET HEALTH MSO, LLC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

ACORN NETWORK, LLC

Signature:	/s/ Griffin Myers
Print Name:	Griffin Myers
Title:	Manager

OAK STREET HEALTH PHYSICIANS GROUP, P.C.

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-IL PHYSICIANS GROUP, LLC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-MI PHYSICIANS GROUP, PC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-OH PHYSICIANS GROUP, LLC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-IN PHYSICIANS GROUP, PC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-PA PHYSICIANS GROUP, PC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-NJ PHYSICIANS GROUP, PC

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

OSH-RI PHYSICIANS GROUP, P.C.

Signature:	/s/ Robert Guenthner
Print Name:	Robert Guenthner
Title:	Secretary

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AGENT:

HERCULES CAPITAL, INC.

Signature:	/s/ Jennifer Choe
Print Name:	Jennifer Choe
Title:	Assistant General Counsel

LENDER:

HERCULES CAPITAL, INC.
Signature:	/s/ Jennifer Choe
Print Name:	Jennifer Choe
Title:	Assistant General Counsel

HERCULES CAPITAL FUNDING TRUST 2019-1

Signature:	/s/ Jennifer Choe
Print Name:	Jennifer Choe
Title:	Assistant General Counsel

HERCULES CAPITAL FUNDING TRUST 2018-1

Signature:	/s/ Jennifer Choe
Print Name:	Jennifer Choe
Title:	Assistant General Counsel

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Exhibit A

LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT is made and dated as of August 7, 2017 and is entered into by and among (a) (i) OAK STREET HEALTH, LLC, an Illinois limited liability company (“Oak Street Health”), (ii) OAK STREET HEALTH MSO, LLC, an Illinois limited liability company (“Oak Street Health MSO”), (iii) ACORN NETWORK, LLC, an Illinois limited liability company (“Acorn Network”), (iv) OAK STREET HEALTH PHYSICIANS GROUP, P.C., an Illinois professional corporation (“OSH Physicians”), (v) OSH-IL PHYSICIANS GROUP, LLC, an Illinois limited liability company (“OSH-IL”), (vi) OSH-MI PHYSICIANS GROUP, PC, a Michigan professional corporation (“OSH-MI”), (vii) OSH-IN PHYSICIANS GROUP, PC, an Indiana professional corporation (“OSH-IN”), (viii) OSH-OH PHYSICIANS GROUP, LLC, an Ohio limited liability company (“OSH-OH”), (ix) OSH-PA PHYSICIANS GROUP, PC, a Pennsylvania professional corporation (“OSH-PA”), (x) OSH-NJ PHYSICIANS GROUP, PC, a New Jersey professional corporation (“OSH-NJ”), (xi) OSH-RI PHYSICIANS GROUP, P.C., a Rhode Island professional corporation (“OSH-RI”), and (~~xiii~~xii) each of the Qualified Subsidiaries and Physician’s Groups of any of the foregoing (the “Additional Borrowers”; and together with Oak Street Health, Oak Street Health MSO, Acorn Network, OSH Physicians, OSH-IL, OSH-MI and OSH-IN, OSH-OH, OSH-PA, ~~and~~ OSH-NJ, and OSH-RI, jointly and severally, individually and collectively, “Borrower”), (b) the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, referred to as “Lender”), and (c) HERCULES CAPITAL, INC., formerly known as Hercules Technology Growth Capital, Inc., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, the “Agent”).

RECITALS

A. Borrower has requested Lender to make available to Borrower a loan or loans in an aggregate principal amount of up to ~~Thirty~~Ninety Million Dollars ($~~30,000,000.00~~90,000,000.00) (the ~~“~~”Term Loan~~”~~”); and

B. Lender is willing to make the Term Loan on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, Borrower, Agent and Lender agree as follows:

SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION

1.1 Unless otherwise defined herein, the following capitalized terms shall have the following meanings:

“2017 End of Term Charge” shall have the meaning assigned to such term in Section 2.5.

“2019 Draw Period B” means the period of time commencing upon July 1, 2019 and continuing through the earliest to occur of (a) December 31, 2019, or (b) an Event of Default that has not been cured or waived.

“2019 Draw Period C” means the period of time commencing upon the satisfaction of each of the 2019 Term C Loan Funding Conditions (which shall occur no earlier than July 1, 2019) and continuing through the earliest to occur of (a) December 31, 2020, or (b) an Event of Default that has not been cured or waived.

“2019 End of Term Charge” shall have the meaning assigned to such term in Section 2.5.

“2019 Facility Charge” means a facility charge equal to one-half of one percent (0.50%) of the amount funded under the 2019 Term C Loan Advance.

“2019 Term A Loan Advance” shall have the meaning assigned to such term in Section 2.1(a)(ii).

“2019 Term B Loan Advance” shall have the meaning assigned to such term in Section 2.1(a)(ii).

“2019 Term C Loan Advance” shall have the meaning assigned to such term in Section 2.1(a)(ii).

“2019 Term C Loan Funding Conditions” means, in addition to and without limiting the conditions set forth in Sections 4.2 and 4.3 hereof, (a) Lender has received all necessary internal and credit approvals for such 2019 Term C Loan Advance and such approvals will be made in Agent’s sole discretion, (b) Borrower has delivered financial and other information required by Lender, which shall be satisfactory to Lender in its sole discretion, and (c) payment on or before the Advance Date of the 2019 Term C Loan Advance of the 2019 Facility Charge (which shall be fully earned and non-refundable on the Advance Date of the 2019 Term C Loan Advance).

“2019 Term Loan Advance” and “2019 Term Loan Advances” shall have the meaning assigned to such terms in Section 2.1(a)(ii).

“Account Control Agreement(s)” means any agreement entered into by and among the Agent, Borrower and a third-party bank or other institution (including a Securities Intermediary) in which Borrower maintains a Deposit Account or an account holding Investment Property and which perfects Agent’s first priority security interest in such account or accounts.

“ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit H, which account numbers shall be redacted for security purposes if and when filed publicly by the Borrower.

“Acorn Network” has the meaning given to it in the preamble to this Agreement.

“Additional Borrowers” has the meaning given to it in the preamble to this Agreement.

“Administrative Services Agreements” is any agreement to provide administrative, management or other services by or among any Borrower or Borrowers and/or Physician Groups.

“Advance(s)” means a Term Loan Advance.

“Advance Date” means the funding date of any Advance.

“Advance Request” means a request for an Advance submitted by Borrower to Agent in substantially the form of Exhibit A, which account numbers shall be redacted for security purposes if and when filed publicly by the Borrower.

“Affiliate” means (a) any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, (b) any Person directly or indirectly owning, controlling or holding with power to vote ten percent (10.0%) or more of the outstanding voting securities of another Person, (c) any Person ten percent (10.0%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held by another Person with power to vote such securities, or (d) any Person related by blood or marriage to any Person described in subsection (a), (b) or (c) of this paragraph. As used in the definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agent” has the meaning given to it in the preamble to this Agreement.

“Aggregate 2013-2016 Vintage Clinic Level Contribution” means in a single month the sum of the Total Clinic Level Contribution generated for each of the primary care clinics located in the following named locations: Edgewater, Portage Park, Ashburn, Avalon Park, Berwyn, Blue Island, Bronzeville, Brighton Park, Chicago Ave, Gary, Hammond, Irvington, Madison St, Rockford, Speedway, Fort Wayne, Rosedale Park, Southgate, and University Heights.

“Aggregate 2013-2017 Vintage Clinic Level Contribution” means in a single month the sum of the Total Clinic Level Contribution generated for each of the primary care clinics located in the following named locations: Edgewater, Portage Park, Ashburn, Avalon Park, Berwyn, Blue Island, Bronzeville, Brighton Park, Chicago Ave, Gary, Hammond, Irvington, Madison St, Rockford, Speedway, Fort Wayne, Rosedale Park, Southgate, University Heights, Englewood, Jefferson Village, Waukegan, Cherry Hill, and Hazel Park.

“Agreement” means this Loan and Security Agreement, as amended from time to time.

“Amortization Date” means ~~October~~July 1, ~~2018~~2020; provided however, that ~~(a)~~ if ~~all of~~ the ~~First~~ Interest Only Extension Conditions are satisfied ~~on or prior to June 30, 2018,~~ then the “Amortization Date” shall mean ~~April~~January 1, ~~2019, and (b) if all of the Second Interest Only Extension Conditions are satisfied on or prior to September 30, 2018, the “Amortization Date” shall mean October 1, 2019~~2021.

“Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and other similar legislation in any other jurisdictions.

“Anti-Terrorism Laws” means any laws, rules, regulations or orders relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

“Assignee” has the meaning given to it in Section 11.13.

“BCBS RI Joint Venture” means that certain joint venture between Borrower and Blue Cross & Blue Shield of Rhode Island or its designated affiliate, which joint venture would be a MSO to and/or, a provider to Medicare-qualified individuals.

“Blocked Person” means any Person: (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) a Person that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

“Borrower” has the meaning given to it in the preamble to this Agreement.

“Borrower Products” means all products, software, service offerings, technical data or technology currently being designed, manufactured or sold by Borrower or which Borrower intends to sell, license, or distribute in the future including any products or service offerings under development, collectively, together with all products, software, service offerings, technical data or technology that have been sold, licensed or distributed by Borrower since its formation.

“Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in the State of California are closed for business.

“Capital Event” means, on or prior to June 30, 2020, Borrower has raised or has presented a written plan to raise capital in an amount required to appropriately capitalize Borrower’s business (based on Borrower’s financial performance to date and Borrower’s forward-looking Manager-approved financial projections as of such date), in each case subject to confirmation by Agent (including supporting documentation reasonably requested by Agent) in its sole discretion.

“Cash” means all cash, cash equivalents and liquid funds.

“Change in Control” means any reorganization, recapitalization, consolidation or merger (or similar transaction or series of related transactions) of Borrower, sale or exchange of outstanding shares (or similar transaction or series of related transactions) of Borrower in which the holders of Borrower’s outstanding shares immediately before consummation of such transaction or series of related transactions do not, immediately after consummation of such transaction or series of related transactions, retain shares representing more than fifty percent (50.0%) of the voting power of the surviving entity of such transaction or series of related transactions (or the parent of such surviving entity if such surviving entity is wholly owned by such parent), in each case without regard to whether Borrower is the surviving entity.

“Claims” has the meaning given to it in Section 11.10.

“Clinic Level Equity Event” means satisfaction of each of the following events: (a) Borrower has achieved and maintained Aggregate 2013-2017 Vintage Clinic Level Contribution on a trailing six (6) month basis of at least Thirty Million Dollars ($30,000,000.00) for any period after the Second Amendment Closing Date but on or prior to June 30, 2020, and (b) Borrower has received, after the Second Amendment Closing Date but on or prior to June 30, 2020, unrestricted and unencumbered (including, not subject to any redemption, clawback, escrow or similar restriction or encumbrance) net cash proceeds in a minimum amount of at least Forty Million Dollars ($40,000,000.00) in connection with the issuance and sale by Oak Street Health of its equity securities, in each case subject to verification by Agent (including supporting documentation reasonably requested by Agent).

“Clinic Level Event” means Borrower has achieved and maintained Aggregate 2013-2017 Vintage Clinic Level Contribution on a trailing six (6) month basis of at least Forty Million Dollars ($40,000,000.00) for any period after the Second Amendment Closing Date but on or prior to June 30, 2020, subject to verification by Agent (including supporting documentation reasonably requested by Agent).

“Closing Date” means the date of this Agreement.

“Collateral” means the property described in Section 3.

“Common Stock” means the Common Stock of the Borrower.

“Confidential Information” has the meaning given to it in Section 11.12.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any Indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States of America, any State thereof, or of any other country.

“Default” means any fact or condition that could (or could, with the passage of time, the giving of notice or both) constitute an Event of Default.

“Deposit Accounts” means any “deposit accounts,” as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit.

“Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary.

“Due Diligence Fee” means Thirty Thousand Dollars ($30,000.00), which fee has been paid to Lender prior to the Closing Date, and shall be deemed fully earned on such date regardless of the early termination of this Agreement.

“EHCS Joint Venture” means that certain joint venture between Borrower and Evangelical Health Care Services or its designated affiliate, which joint venture would be a MSO to and/or, a provider to Medicare-qualified individuals.

“End of Term Charge” means ~~an amount equal to five and ninety five hundredths of one percent (5.95%) of the greater of (a) the aggregate original principal amount of the Term Loan Advances made hereunder, and (b) Twenty-Five Million Dollars ($25,000,000.00).~~the 2017 End of Term Charge and the 2019 End of Term Charge.

“Equity Event” means Borrower has received, after the Second Amendment Closing Date but on or prior to June 30, 2020, net cash proceeds (deposited into accounts that are subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement) in a minimum amount of at least One Hundred Twenty-Five Million Dollars ($125,000,000.00) from the issuance and sale by Oak Street Health of its equity, subject to verification by Agent (including supporting documentation requested by Agent).

“Equity Interests” means, with respect to any Person, the capital stock, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Event of Default” has the meaning given to it in Section 9.

“Excluded Account” means (i) accounts used solely to fund payroll or employee benefits maintained in the ordinary course of business, (ii) escrow and Cash collateral accounts for the benefit of commercial insurance partners of Borrower or lessors to Borrower maintained in the ordinary course of business, (iii) zero balance accounts solely containing payments from commercial insurance partners of Borrower or the Centers for Medicare and Medicaid Services maintained in the ordinary course of business that are subject to daily sweeps of any balances to an account of Borrower that is subject to an Account Control Agreement, (iv) on or prior to the earlier to occur of (A) December 31, 2017, and (B) an Event of Default, accounts with First Midwest Bank that are set forth on Schedule 7.12, provided that (x) the Cash balance in any such account as of the end of any calendar month shall not exceed Two Hundred Fifty Thousand Dollars ($250,000.00), and (y) Borrower shall use best efforts to cause any Cash balances at any time maintained in any such accounts above Two Hundred Fifty Thousand Dollars ($250,000.00) to be swept on a weekly basis pursuant to documentation that is acceptable to Agent (which frequency shall increase to a daily basis if an Event of Default has occurred and is continuing) to an account of Borrower that is subject to an Account Control Agreement, and (v) an account of Borrower with Chase Bank existing as of the Closing Date, provided that the aggregate balance at any time maintained in such account shall not exceed Fifty Thousand Dollars ($50,000.00).

“Facility Charge” means Three Hundred Thousand Dollars ($300,000.00).

“Financial Statements” has the meaning given to it in Section 7.1.

~~“First Interest Only Extension Conditions” means satisfaction of each of the following events: (a) no Default or Event of Default shall have occurred and be continuing; and (b) confirmation by Agent and Lender that the Term B Loan Advance has been made on or prior to June 30, 2018.~~

“First Milestone Event” shall mean that (a) no Event of Default shall have occurred and be continuing, and (b) Agent shall have confirmed each of the following on or prior to December 31, 2017 (which confirmation may require supporting documentation reasonably requested by Agent): (i) that Borrower has received, after June 30, 2017 but on or prior to December 31, 2017, unrestricted and unencumbered (including, not subject to any redemption, clawback, escrow or similar restriction or encumbrance) upfront net cash proceeds in a minimum amount of at least Ten Million Dollars ($10,000,000.00) in connection with the issuance and sale by Oak Street Health of its equity securities to investors reasonably acceptable to Agent (it being acknowledged and agreed that members of Oak Street Health as of the Closing Date shall be deemed reasonably acceptable to Agent), and (ii) that Borrower has achieved, with respect to any six (6) calendar month period ending after the Closing Date but on or prior to December 31, 2017, aggregate net revenue, determined in accordance with GAAP, of greater than or equal to Eighty Million Dollars ($80,000,000.00).

“Foreign Subsidiary” means any Subsidiary other than a Subsidiary organized under the laws of any state within the United States of America.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.

“Indebtedness” means indebtedness of any kind, including (a) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding trade credit entered into in the ordinary course of business due within ninety (90) days), including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, and (d) all Contingent Obligations.

“Intellectual Property” means all of Borrower’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; Borrower’s applications therefor and reissues, extensions, or renewals thereof; and Borrower’s goodwill associated with any of the foregoing, together with Borrower’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

“Interest Only Extension Conditions” means satisfaction of each of the following events: (a) no default or Event of Default shall have occurred and be continuing; and (b) on or prior to June 30, 2020, Borrower shall have achieved the Performance Milestone.

“Inventory” means “inventory” as defined in Article 9 of the UCC.

“Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to any Person or the acquisition of any asset of another Person.

“Joinder Agreements” means for each Qualified Subsidiary or Physician Group, a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit G.

“Lender” has the meaning given to it in the preamble to this Agreement.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest.

“Loan” means the Advances made under this Agreement.

“Loan Documents” means this Agreement, the Notes (if any), the ACH Authorization, the Account Control Agreements, the Joinder Agreements, all UCC Financing Statements, any subordination agreement, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated.

“Managers” means, with respect to any Borrower, such Borrower’s board of directors.

“Material Adverse Effect” means a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of Borrower and its Subsidiaries taken as a whole; or (ii) the ability of Borrower to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents, or the ability of Agent or Lender to enforce any of its rights or remedies with respect to the Secured Obligations; or (iii) the Collateral or Agent’s Liens on the Collateral or the priority of such Liens.

“Maximum Rate” shall have the meaning assigned to such term in Section 2.3.

“Maximum Term Loan Amount” means ~~Thirty~~Ninety Million Dollars ($~~30,000,000.00~~90,000,000.00).

“Non-Disclosure Agreement” means that certain Non-Disclosure Agreement by and between Oak Street Health MSO, LLC and Hercules Capital, Inc. dated as of August 18, 2015.

“Note(s)” means a promissory note or promissory notes to evidence Lender’s Loans substantially in the form of Exhibit B.

“Oak Street Health” has the meaning given to it in the preamble to this Agreement.

“Oak Street Health MSO” has the meaning given to it in the preamble to this Agreement.

“OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“OSH-IL” has the meaning given to it in the preamble to this Agreement.

“OSH-IN” has the meaning given to it in the preamble to this Agreement.

“OSH-MI” has the meaning given to it in the preamble to this Agreement.

“OSH-NJ” has the meaning given to it in the preamble to this Agreement.

“OSH-OH” has the meaning given to it in the preamble to this Agreement.

“OSH-PA” has the meaning given to it in the preamble to this Agreement.

“OSH Physicians” has the meaning given to it in the preamble to this Agreement.

“OSH-RI” has the meaning given to it in the preamble to this Agreement.

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Borrower now holds or hereafter acquires any interest.

“Patents” means all letters patent of, or rights corresponding thereto, in the United States of America or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereof, in the Unites States of America or any other country.

“Patient Level Contribution” means (a) net revenue, less (b) (i) third party medical claims expense, (ii) net reinsurance costs, (iii) other payer adjustments, (iv) delegation costs, (v) medical cost programs, and (vi) provision for uncollectable accounts, plus (c) provision for adverse deviation (to the extent included within third party medical claims expense; which may be subject to supporting documentation as reasonably requested by Agent), in each case as determined in a manner and methodology consistent with projections of Borrower provided to Agent prior to the Second Amendment Closing Date.

“Performance Covenant End Date” means the date on which Agent confirms in writing that Borrower has delivered to Agent evidence satisfactory to Agent in Agent’s sole discretion that either of the following have occurred: (a) Borrower has received, after the Second Amendment Closing Date, unrestricted net cash proceeds (deposited into accounts that are subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement) in a minimum amount of at least Fifty Million Dollars ($50,000,000.00) from the issuance and sale by Oak Street Health of its equity securities or (b) Borrower has achieved the Performance Milestone.

“Performance Milestone” means satisfaction of each of the following: (a) no Event of Default shall have occurred and be continuing, and (b) Borrower has delivered to Agent evidence satisfactory to Agent in Agent’s sole discretion that any one of the following has occurred on or prior to June 30, 2020 (which confirmation may require supporting documentation reasonably requested by Agent); (i) the Equity Event, (ii) the Clinic Level Equity Event, (iii) the Clinic Level Event, or (iv) the Capital Event.

“Permitted Indebtedness” means: (i) Indebtedness of Borrower in favor of Lender or Agent arising under this Agreement or any other Loan Document; (ii) Indebtedness existing on the Closing Date which is disclosed in Schedule 1A; (iii) Indebtedness of up to Five Hundred Thousand Dollars ($500,000.00) outstanding at any time secured by a Lien described in clause (vii) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the cost of the Equipment financed with such Indebtedness; (iv) Indebtedness to trade creditors incurred in the ordinary course of business, including Indebtedness incurred in the ordinary course of business with corporate credit cards; (v) Indebtedness that also constitutes a Permitted Investment; (vi) Subordinated Indebtedness; (vii) reimbursement obligations in connection with letters of credit that are issued on behalf of the Borrower or a Subsidiary thereof for or in support of contracted health plans entered into in the ordinary course of business; (viii) other reimbursement obligations in connection with letters of credit secured by Cash and issued on behalf of the Borrower or a Subsidiary thereof in an amount not to exceed Two Hundred Thousand Dollars ($200,000.00) at any time outstanding, (ix) other unsecured Indebtedness in an amount not to exceed Five Hundred Thousand Dollars ($500,000.00) at any time outstanding, (x) intercompany Indebtedness as long as either (A) each of the Subsidiary obligor and the Subsidiary obligee under such Indebtedness is a Qualified Subsidiary that has executed a Joinder Agreement, (xi) amounts constituting Indebtedness under leases for real property entered into by Borrower or its Subsidiaries in the ordinary course of business from time to time, (xii) amounts constituting Contingent Obligations on account of upfront fees with strategic partners of Borrower or its Subsidiaries entered into in the ordinary course of business from time to time, (xiii) Permitted JV Indebtedness, (xiv) the Permitted JV Guaranty, and (~~xiii~~xv) extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investment” means: (i) Investments existing on the Closing Date which are disclosed in Schedule 1B; (ii) (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Services, (b) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (c) certificates of deposit issued by any bank with assets of at least Five Hundred Million Dollars ($500,000,000.00) maturing no more than one year from the date of investment, therein and (d) money market accounts; (iii) repurchases of stock from former employees, directors, or consultants of Borrower under the terms of applicable repurchase agreements at the original issuance price of such securities in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000.00) in any fiscal year, provided that no Event of Default has occurred, is continuing or could exist after giving effect to the repurchases; (iv) Investments accepted in connection with Permitted Transfers; (v) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business; (vi) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (vi) shall not apply to Investments of Borrower in any Subsidiary; (vii) Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of Borrower pursuant to employee stock purchase plans or other similar agreements approved by the Managers; (viii) Investments consisting of travel advances in the ordinary course of business; (ix) Investments in newly-formed Domestic Subsidiaries, provided that each such Domestic Subsidiary enters into a Joinder Agreement promptly after its formation by Borrower and execute such other documents as shall be reasonably requested by Agent; (x) Investments in Foreign Subsidiaries approved in advance in writing by Agent; (xi) subject to Section 7.21, the Primary Care Joliet Joint Venture, the BCBS RI Joint Venture and the EHCS Joint Venture, (xii) other joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the nonexclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate in any fiscal year; and (xiii) additional Investments that do not exceed Five Hundred Thousand Dollars ($500,000.00) in the aggregate.

“Permitted JV Indebtedness” means Indebtedness of Primary Care Joliet Joint Venture, BCBS RI Joint Venture, or EHCS Joint Venture owed to a financial institution incurred from to time for operational expenses of any such joint venture.

“Permitted JV Guaranty” means an unsecured guaranty issued by Borrower in connection with the Permitted JV Indebtedness in favor of the financial institution issuing such Indebtedness; provided however, in no event shall (a) the amount guaranteed by Borrower with respect to the Permitted JV Indebtedness of Primary Care Joliet Joint Venture exceed (i) Two Million Dollars ($2,000,000.00) minus (ii) all capital contributions and Investments made by Borrower to Primary Care Joliet Joint Venture, (b) the amount guaranteed by Borrower with respect to the Permitted JV Indebtedness of BCBS RI Joint Venture exceed (i) Eight Million Dollars ($8,000,000.00) minus (ii) all capital contributions and Investments made by Borrower to BCBS RI Joint Venture, and (c) the amount guaranteed by Borrower with respect to the Permitted JV Indebtedness of EHCS Joint Venture exceed (i) Three and One Half Million Dollars ($3,500,000.00) minus (ii) all capital contributions and Investments made by Borrower to EHCS Joint Venture.

“Permitted Liens” means any and all of the following: (i) Liens in favor of Agent or Lender; (ii) Liens existing on the Closing Date which are disclosed in Schedule 1C; (iii) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that Borrower maintains adequate reserves therefor in accordance with GAAP; (iv) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of Borrower’s business and imposed without action of such parties; provided, that the payment thereof is not yet required; (v) Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder; (vi) the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds; (vii) Liens on Equipment or software or other intellectual property constituting purchase money Liens and Liens in connection with capital leases securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness”; (viii) Liens incurred in connection with Subordinated Indebtedness; (ix) leasehold interests in leases or subleases and licenses granted in the ordinary course of business and not interfering in any material respect with the business of the licensor; (x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; (xi) Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets); (xii) statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms; (xiii) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property; (xiv) (A) Liens on Cash securing obligations permitted under clause (vii) of the definition of Permitted Indebtedness and (B) security deposits in connection with real property leases entered into in the ordinary course of business; (xv) Liens on assets of Primary Care Joliet Joint Venture, BCBS RI Joint Venture, or EHCS Joint Venture pledged in connection with Permitted JV Indebtedness; and (~~xv~~xvi) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (i) through (xi) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase.

“Permitted Transfers” means (i) sales of Inventory in the ordinary course of business, (ii) non-exclusive licenses and similar arrangements for the use of Intellectual Property in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States of America in the ordinary course of business, or (iii) dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business, and (iv) other Transfers of assets having a fair market value of not more than Five Hundred Thousand Dollars ($500,000.00) in the aggregate in any fiscal year.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government.

“Physicians Group” means a legal entity formed by Borrower operating as a physician’s practice or otherwise providing medical services.

“Preferred Stock” means at any given time any equity security issued by Borrower that has any rights, preferences or privileges senior to Borrower’s Common Stock.

“Prepayment Charge” shall have the meaning assigned to such term in Section 2.4.

“Primary Care Joliet Joint Venture” means that certain joint venture between Borrower and a strategic partner, which joint venture would be the provider for such strategic partner’s Medicare Advantage patients.

“Prime Rate” is the “prime rate” as reported in the Wall Street Journal or any successor publication thereto.

“Qualified Subsidiary” means any direct or indirect Domestic Subsidiary or Eligible Foreign Subsidiary; provided, however, that in no event shall the Primary Care Joliet Joint Venture, BCBS RI Joint Venture or the EHCS Joint Venture be considered a Qualified Subsidiary for purposes of this Agreement or any other Loan Document.

“Receivables” means (i) all of Borrower’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.

“Required Lenders” means at any time, the holders of more than fifty percent (50.0%) of the aggregate unpaid principal amount of the Term Loan Advances then outstanding.

“Sanctioned Country” shall mean, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” shall mean, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

~~“Second Interest Only Extension Conditions” means satisfaction of each of the following events: (a) no Default or Event of Default shall have occurred and be continuing; (b) satisfaction of all of the First Interest Only Extension Conditions on or prior to June 30, 2018,; and (c) confirmation by Agent and Lender that either (i) the Term C Loan Advance has been made on or prior to June 30, 2018, or (ii) the Third Milestone Event has occurred on or prior to September 30, 2018.~~

“Second Amendment Closing Date” means [            ], 2019.

“Second Milestone Event” shall mean that (a) no Event of Default shall have occurred and be continuing, (b) the Term B Loan Advance has been made, and (c) Agent shall have confirmed (which confirmation may require supporting documentation requested by Agent), that Borrower has achieved positive Aggregate 2013-2016 Vintage Clinic Level Contribution on a trailing six (6) month basis for any period ending after the Closing Date but on or prior to June 30, 2018, and (d) that on or prior to March 31, 2018, one (1) of the following shall have occurred: (i) that Borrower has received, after June 30, 2017 but on or prior to March 31, 2018, unrestricted and unencumbered (including, not subject to any redemption, clawback, escrow or similar restriction or encumbrance) upfront net cash proceeds in a minimum amount of at least Twenty-Five Million Dollars ($25,000,000.00) (inclusive of amounts raised in satisfaction of clause (b)(i) of the First Milestone Event definition) in connection with the issuance and sale by Oak Street Health of its equity securities to investors reasonably acceptable to Agent (it being acknowledged and agreed that members of Oak Street Health as of the Closing Date shall be deemed reasonably acceptable to Agent), or (ii) that Borrower has achieved, with respect to any six (6) calendar month period ending after the Closing Date but on or prior to March 31, 2018, aggregate net revenue, determined in accordance with GAAP, of greater than or equal to One Hundred Million Dollars ($100,000,000.00).

“Secured Obligations” means Borrower’s obligations under this Agreement and any Loan Document ~~(other than any Warrant)~~, including any obligation to pay any amount now owing or later arising.

“Subordinated Indebtedness” means Indebtedness subordinated to the Secured Obligations in amounts and on terms and conditions satisfactory to Agent in its sole discretion and subject to a subordination agreement in form and substance satisfactory to Agent in its sole discretion.

~~“Subsequent Financing” means the closing of any equity financing of Oak Street Health occurring after the Closing Date with aggregate gross proceeds of not less than Ten Million Dollars ($10,000,000.00) in Cash (including such amount as Lender may properly elect to purchase in accordance with Section 8.1), excluding any financing offered exclusively to existing Members triggering the “Initial Participation Right” of Section 12.5 of the operating agreement of Oak Street Health up to the “Initial Participation Threshold” as provided therein.~~

“Subsidiary” means an entity, whether corporate, partnership, limited liability company, joint venture or otherwise, in which Borrower owns or controls fifty percent ( 50.0%) or more of the outstanding voting securities, including each entity listed on Schedule 1 hereto.

“Term A Loan Advance” shall have the meaning assigned to such term in Section 2.1(a).

“Term B Draw Period” means the period of time commencing upon the occurrence of the First Milestone Event and continuing through the earlier to occur of (a) June 30, 2018 or (b) an Event of Default that has not been cured or waived.

“Term B Loan Advance” shall have the meaning assigned to such term in Section 2.1(a).

“Term C Draw Period” means the period of time commencing upon the later of (a) January 1, 2018 and (b) the occurrence of each of (i) the Second Milestone Event and (ii) Lender making the Term B Loan Advance, and continuing through the earlier to occur of (i) June 30, 2018, or (ii) an Event of Default that has not been cured or waived.

“Term C Loan Advance” shall have the meaning assigned to such term in Section 2.1(a).

“Term Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan Advance to the Borrower in a principal amount not to exceed the amount set forth under the heading “Term Commitment” opposite such Lender’s name on Schedule 1.1.

“Term Loan Advance” and “Term Loan Advances” shall each have the meaning assigned to such term in Section 2.1(a)(iii).

~~“~~“Term Loan Interest Rate” means for any day a floating per annum rate of interest equal to the greater of either (a) nine and three-quarters of one percent (9.75%) and (b) the sum of (i) ~~nine and three quarters of one percent (9.75%), plus (ii) (A)~~ the Prime Rate plus (ii) five percent (5.00%) minus (~~B) four~~x) the lesser of (A) one-half of one percent (0.50%) and (B) the amount by which the Prime Rate exceeds five and ~~three quarters~~one-half of one percent (~~4.75~~5.50%).

“Term Loan Maturity Date” means ~~September~~June 1, ~~2021~~2022; provided however, that if all of the Term Loan Maturity Date Extension Conditions are satisfied on or prior to June 30, 2020, the “Term Loan Maturity Date” shall mean December 1, 2022.

“~~Third Milestone Event~~Term Loan Maturity Date Extension Conditions” shall mean ~~that~~satisfaction of all of the following: (a) no Event of Default shall have occurred and ~~remain~~be continuing, ~~and~~ (b) Agent shall have confirmed (which confirmation may require supporting documentation requested by Agent) that, on or prior to ~~September 30, 2018, that~~June 30, 2020, Borrower has achieved the Performance Milestone, (c) Agent shall have received, ~~after June 30, 2017 but~~ on or prior to ~~September~~June 30, ~~2018, that~~2020, a written request from Borrower ~~has received, after the Closing Date but~~to extend the Term Loan Maturity Date to December 1, 2022, and (d) Agent shall have received from Borrower a payment, on or prior to ~~September 30~~July 1, ~~2018~~2020, ~~unrestricted and unencumbered (including, not subject to any redemption, clawback, escrow or similar restriction or encumbrance) upfront net cash proceeds in a minimum amount of at least One Hundred Million Dollars ($100,000,000.00) (inclusive of amounts raised in satisfaction of clause (b)(i) of the First Milestone Event definition and clause (d)(i) of the Second Milestone Event definition) in connection with the issuance and sale by Oak Street Health of its equity securities to investors reasonably acceptable to Agent (it being acknowledged and agreed that members of Oak Street Health as of the Closing Date shall be deemed reasonably acceptable~~of a loan fee of one percent (1.0%)of the amount of the Advances outstanding as of the date immediately prior to ~~Agent)~~such payment.

“Total Clinic Level Contribution” means as calculated for an individual primary care clinic in a single month (a) net revenue, less (b) third party medical claims expense, less (c) net reinsurance costs, less (d) other payer adjustments expense, less (e) delegation costs expense, less (e) other claims-related expense, less (f) provision for uncollectable accounts expense, less (g) clinic labor expense, less (h) other clinic operating expense, in each case as determined in a manner and methodology consistent with projections of Borrower provided to Agent prior to the Closing Date.

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest.

“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or any political subdivision thereof.

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of California, then the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement. Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP, consistently applied. Unless otherwise defined herein or in the other Loan Documents, terms that are used herein or in the other Loan Documents and defined in the UCC shall have the meanings given to them in the UCC.

SECTION 2. THE LOAN

2.1 Term Loan.

(a) Advances.

(i) Original Term Loan Advances. Subject to the terms and conditions of this Agreement, Lender will severally (and not jointly) make in an amount not to exceed its respective Term Commitment, and Borrower agrees to draw, one (1) advance in a principal amount of Twenty Million Dollars ($20,000,000.00) on the Closing Date (the “Term A Loan Advance”). Subject to the terms and conditions of this Agreement, during the Term B Draw Period, upon Borrower’s written request in accordance with this Agreement, Lender will severally (and not jointly) make in an amount not to exceed its respective Term Commitment, one (1) advance in a principal amount of Five Million Dollars ($5,000,000.00) (the “Term B Loan Advance”). Subject to the terms and conditions of this Agreement, during the Term C Draw Period, upon Borrower’s written request in accordance with this Agreement, Lender will severally (and not jointly) make in an amount not to exceed its respective Term Commitment, one (1) advance in a principal amount of Five Million Dollars ($5,000,000.00) (the “Term C Loan Advance”).

(ii) 2019 Term Loan Advances. Subject to the terms and conditions of this Agreement, Lender will severally (and not jointly) make, in an amount not to exceed their respective Term Commitment, and Borrower agrees to draw, one (1) advance in a principal amount of Thirty Million Dollars (530,000,000.00) on the Second Amendment Closing Date (the “2019 Term A Loan Advance”). Subject to the terms and conditions of this Agreement, (i) during the 2019 Draw Period B, upon Borrower’s written request in accordance with this Agreement, Lender will severally (and not jointly) make in an amount not to exceed its respective Term Commitment, one (1) advance in an aggregate principal amount not to exceed Twenty Million Dollars (520,000,000) (the “2019 Term B Loan Advance”), and (ii) during the 2019 Draw Period C, upon Borrower’s written request in accordance with this Agreement, Lender will severally (and not jointly) make in an amount not to exceed its respective Term Commitment, one (1) advance in an original principal amount not to exceed Ten Million Dollars ($10,000,000.00) (the “2019 Term C Loan Advance”). The 2019 Term A Loan Advance, the 2019 Term B Loan Advance, and the 2019 Term C Loan Advance are hereinafter referred to each as a “2019 Term Loan Advance” and collectively as the “2019 Term Loan Advances.”

The aggregate outstanding Advances shall not exceed the Maximum Term Loan Amount. Proceeds of any 2019 Term Loan Advance shall be deposited into an account that is subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement.

(iii) The Term A Loan Advance, ~~the~~Term B Loan Advance, Term C Loan Advance, 2019 Term A Loan Advance, 2019 Term B Loan Advance and ~~the~~2019 Term C Loan Advance are hereinafter referred to individually as a “Term Loan Advance” and collectively as the “Term Loan Advances”. The aggregate outstanding Term Loan Advances may be up to the Maximum Term Loan Amount. Except as otherwise set forth above, proceeds of any Term Loan Advance shall be deposited into an account that is subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement.

(b) Advance Request. To obtain a Term Loan Advance, Borrower shall complete, sign and deliver to Agent an Advance Request (at least three (3) Business Days before the Advance Date, other than the Term A Loan Advance, which shall be at least one (1) Business Day) to Agent. Lender shall fund the Term Loan Advance in the manner requested by the Advance Request provided that each of the conditions precedent to such Term Loan Advance is satisfied as of the requested Advance Date.

(c) Interest. The principal balance of each Term Loan Advance shall bear interest thereon from such Advance Date at the Term Loan Interest Rate based on a year consisting of three hundred sixty (360) days, with interest computed daily based on the actual number of days elapsed. The Term Loan Interest Rate will float and change on the day the Prime Rate changes from time to time.

(d) Payment. Borrower will pay interest on each Term Loan Advance on the first (1st) Business Day of each month, beginning the month after the Advance Date. Borrower shall repay the aggregate Term Loan Advances principal balance that is outstanding on the day immediately preceding the Amortization Date, in equal monthly installments of principal and interest (mortgage style) beginning on the Amortization Date and continuing on the first Business Day of each month thereafter until the Secured Obligations (other than inchoate indemnity obligations) are repaid. The entire Term Loan Advances principal balance and all accrued but unpaid interest hereunder, and all other Secured Obligations with respect to the Term Loan Advances, shall be due and payable on Term Loan Maturity Date. Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Lender will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization (i) on each payment date of all periodic obligations payable to Lender under each Term Advance and (ii) out-of-pocket legal fees and costs incurred by Agent or Lender in connection with Section 11.11 of this Agreement; provided that, with respect to clause (i) above, in the event that Lender or Agent informs Borrower that Lender will not initiate a debit entry to Borrower’s account for a certain amount of the periodic obligations due on a specific payment date, Borrower shall pay to Lender such amount of periodic obligations in full in immediately available funds on such payment date; provided, further, that, with respect to clause (i) above, if Lender or Agent informs Borrower that Lender will not initiate a debit entry as described above later than the date that is three (3) Business Days prior to such payment date, Borrower shall pay to Lender such amount of periodic obligations in full in immediately available funds on the date that is three (3) Business Days after the date on which Lender or Agent notifies Borrower of such; provided, further, that, with respect to clause (ii) above, in the event that Lender or Agent informs Borrower that Lender will not initiate a debit entry to Borrower’s account for certain amount of such out-of-pocket legal fees and costs incurred by Agent or Lender, Borrower shall pay to Lender such amount in full in immediately available funds within three (3) Business Days. Once repaid, a Term Loan Advance or any portion thereof may not be reborrowed.

2.2 Maximum Interest. Notwithstanding any provision in this Agreement or any other Loan Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that Borrower has actually paid to Lender an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of the Secured Obligations consisting of the outstanding principal; second, after all principal is repaid, to the payment of Lender’s accrued interest, costs, expenses, professional fees and any other Secured Obligations; and third, after all Secured Obligations are repaid, the excess (if any) shall be refunded to Borrower.

2.3 Default Interest. In the event any payment is not paid on the scheduled payment date, an amount equal to four percent (4.0%) of the past due amount shall be payable on demand. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, all Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.1(c), plus four percent (4.0%) per annum. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.1(c) or Section 2.4, as applicable.

2.4 Prepayment. At its option upon at least seven (7) Business Days prior written notice to Agent, Borrower may prepay all, but not less than all, of the outstanding Advances by paying the entire principal balance, and all accrued and unpaid interest thereon, all unpaid Lender’s fees and expenses accrued to the date of the repayment (including, without limitation, the End of Term Charge), together with a prepayment charge equal to the following percentage of the Advance amount being prepaid: if such Advance amounts are prepaid ~~in any of the first twelve (12) months following the Closing Date, three percent (3.0%); after twelve (12) months but~~on or prior to ~~twenty four~~

~~(24)months~~June 30, 2020, two percent (2.0%); and thereafter, one percent (1.0%) (each, a “Prepayment Charge”). Borrower agrees that the Prepayment Charge is a reasonable calculation of Lender’s lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances. Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date and all unpaid Lender’s fees and expenses accrued to the date of the repayment (including, without limitation, the End of Term Charge) together with the Prepayment Charge upon the occurrence of a Change in Control. Notwithstanding the foregoing, Agent and Lender agree to waive the Prepayment Charge if Agent and Lender (each in its sole and absolute discretion) agree in writing to refinance the Advances prior to the Maturity Date. Further, notwithstanding anything to the contrary contained herein, the Prepayment Charge shall be automatically waived upon any assignment of the Loan, this Agreement and the other Loan Documents pursuant to Section 11.13 hereof by a Lender or the Agent (other than any assignment to an Affiliate of any Lender or Agent or any assignment made for securitization purposes).

2.5 End of Term Charge.

(a) On the earliest to occur of (i) ~~the Term Loan Maturity Date~~September 1, 2021, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender a charge equal to One Million Seven Hundred Eighty-Five Thousand Dollars ($1,785,000.00) (the “2017 End of Term Charge”). Notwithstanding the required payment date of such charge, ~~it~~$1,487,500 of the 2017 End of Term Charge shall be deemed earned by Lender as of the Closing Date, and $297,500 of the 2017 End of Term Charge shall be deemed earned by Lender as of June 28, 2018.

(b) On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations in full, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender a charge equal to five and ninety-five hundredths of one percent (5.95%), multiplied by the aggregate original principal amount of all 2019 Term Loan Advances extended by Lender (the “2019 End of Term Charge”). Notwithstanding the required payment date of such charge, each applicable 2019 End of Term Charge shall be deemed fully earned by Lender as of the date on which each 2019 Term Loan Advance is funded.

2.6 Notes. If so requested by Lender by written notice to Borrower, then Borrower shall execute and deliver to Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of Lender pursuant to Section 11.13) (promptly after the Borrower’s receipt of such notice) a Note or Notes to evidence Lender’s Loans.

2.7 Pro Rata Treatment. Each payment (including prepayment) on account of any fee and any reduction of the Term Loan Advances shall be made pro rata according to the Term Commitments of the relevant Lender. Each payment (including prepayment) on account of any fee and any reduction of the Term Loan Advances shall be made prorata according to the Term Commitment of the relevant Lender.

2.8 Treatment of Prepayment Charge and End of Term Charge. Borrower agrees that any Prepayment Charge and any End of Term Charge payable shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, and Borrower agrees that it is reasonable under the circumstances existing as of the Second Amendment Closing Date. The Prepayment Charge and the End of Term Charge shall also be payable in the event the Secured Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other means. Borrower expressly waives (to the fullest extent it may lawfully do so) the provisions of any present or future statute or law that prohibits or may prohibit the collection of the foregoing Prepayment Charge and End of Term Charge in connection with any such acceleration. Borrower agrees (to the fullest extent that each may lawfully do so): (a) each of the Prepayment Charge and the End of Term Charge is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (b) each of the Prepayment Charge and the End of Term Charge shall be payable notwithstanding the then prevailing market rates at the time payment is made; (c) there has been a course of conduct between the Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Charge and the End of Term Charge as a charge (and not interest) in the event of prepayment or acceleration; (d) Borrower shall be estopped from claiming differently than as agreed to in this paragraph. Borrower expressly acknowledges that their agreement to pay each of the Prepayment Charge and the End of Term Charge to the Lenders as herein described was on the Second Amendment Closing Date and continues to be a material inducement to the Lenders to provide the Term Loan Advances.

SECTION 3. SECURITY INTEREST

3.1 As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Borrower grants to Agent a security interest in all of Borrower’s right, title, and interest in, to and under all of Borrower’s personal property and other assets including without limitation the following (except as set forth herein) whether now owned or hereafter acquired (collectively, the “Collateral”): (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles; (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; and all other tangible and intangible personal property of Borrower whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located, and any of Borrower’s property in the possession or under the control of Agent; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

3.2 Notwithstanding the broad grant of the security interest set forth in Section above, the Collateral shall not include: (a) the equity interest of any Borrower in the Primary Care Joliet Joint Venture, (b) nonassignable licenses or contracts, which by their terms require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law including, without limitation, Sections 9-406, 9-407, 9-408 and 9-409 of the UCC), (c) property owned by Borrower that is subject to a purchase money Lien or a capital lease (and the proceeds thereof) permitted under this Agreement if the contractual obligation pursuant to which such Lien is granted (or in the document providing for such capital lease) prohibits or requires the consent of any person other than Borrower which has not been obtained as a condition to the creation of, any other Lien on such property, or (d) any (i) accounts used solely to fund current payroll or employee benefits maintained in the ordinary course of business, (ii) escrow and Cash collateral accounts properly owned by commercial insurance partners of Borrower or lessors to Borrower maintained in the ordinary course of business, or (iii) so long as the proceeds of such account are transferred on a daily basis to an account in which Agent has a security interest and that is subject to an Account Control Agreement, accounts maintained in the ordinary course of business (A) solely containing payments from commercial insurance partners of Borrower or the Centers for Medicare and Medicaid Services, and (B) that are subject to a written agreement between Borrower and commercial insurance partners of Borrower or the Centers for Medicare and Medicaid Services that contains a prohibition on granting a security interest to Agent that is effective under applicable law.

SECTION 4. CONDITIONS PRECEDENT TO LOAN

The obligations of Lender to make each Loan hereunder are subject to the satisfaction by Borrower of the following conditions:

4.1 Initial Advance. On or prior to the Closing Date, Borrower shall have delivered to Agent the following:

(a) executed copies of the Loan Documents, which shall be an original), Account Control Agreements, a legal opinion of Borrower’s counsel, and all other documents and instruments reasonably required by Agent to effectuate the transactions contemplated hereby or to create and perfect the Liens of Agent with respect to all Collateral, in all cases in form and substance reasonably acceptable to Agent;

(b) certified copy of resolutions of the Managers evidencing approval of the Loan and other transactions evidenced by the Loan Documents;

(c) certified copies of the Certificate of Formation and the Limited Liability Company Agreement of Borrower, each as amended through the Closing Date, of Borrower;

(d) a certificate of good standing for Borrower from its state of formation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified could have a Material Adverse Effect;

(e) payment of the Due Diligence Fee, the Facility Charge and reimbursement of Agent’s and Lender’s current expenses reimbursable pursuant to this Agreement, which amounts may be deducted from the initial Advance; copies of each insurance policy required hereunder; and such other documents as Agent may reasonably request.

(f) copies of each insurance policy required hereunder; and

(g) such other documents as Agent may reasonably request.

4.2 All Advances. On each Advance Date:

(a) Agent shall have received (i) an Advance Request for the relevant Advance as required by Section 2.1(b), each duly executed by Borrower’s Chief Executive Officer or Chief Financial Officer, and (ii) any other documents Agent may reasonably request.

(b) The representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(c) Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Advance no Event of Default shall have occurred and be continuing.

(d) Each Advance Request shall be deemed to constitute a representation and warranty by Borrower on the relevant Advance Date as to the matters specified in paragraphs (b) and (c) of this Section 4.2 and as to the matters set forth in the Advance Request.

4.3 No Default. As of the Closing Date and each Advance Date, (i) no Default or Event of Default exists and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower represents and warrants that:

5.1 Corporate Status. Borrower is a limited liability company or professional corporation duly organized, legally existing and in good standing under the laws of the State of Illinois, Michigan or Indiana, and is duly qualified as a foreign entity in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect. Borrower’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information are correctly set forth in Exhibit C, as may be updated by Borrower in a written notice (including any Compliance Certificate) provided to Agent after the Closing Date.

5.2 Collateral. Borrower owns the Collateral free of all Liens, except for Permitted Liens. Borrower has the power and authority to grant to Agent a Lien in the Collateral as security for the Secured Obligations.

5.3 Consents. Borrower’s execution, delivery and performance of this Agreement and all other Loan Documents (i) have been duly authorized by all necessary limited liability company action of Borrower, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens and the Liens created by this Agreement and the other Loan Documents, (iii) do not violate any provisions of Borrower’s Certificate or Articles of Formation (as applicable), limited liability company agreement, or any, law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject and (iv) except as described on Schedule 5.3, do not violate any contract or agreement or require the consent or approval of any other Person which has not already been obtained. The individual or individuals executing the Loan Documents are duly authorized to do so.

5.4 Material Adverse Effect. No event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

5.5 Actions Before Governmental Authorities. There are no actions, suits or proceedings at law or in equity or by or before any governmental authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or its property, that is reasonably expected to result in a Material Adverse Effect.

5.6 Laws. Neither Borrower nor any of its Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any governmental authority, where such violation or default is reasonably expected to result in a Material Adverse Effect. Borrower is not in default in any manner under any provision of any agreement or instrument evidencing material Indebtedness, or any other material agreement to which it is a party or by which it is bound.

Neither Borrower nor any of its Subsidiaries is a company required to register as an “investment company” or a company “controlled” by a company that is required to register as an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither Borrower’s nor any of its Subsidiaries’ properties or assets has been used by Borrower or such Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. Borrower and each of its Subsidiaries has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities, the failure of which to obtain could reasonably be expected to result in a Material Adverse Effect.

None of Borrower, any of its Subsidiaries, or, to the knowledge of Borrower any of Borrower’s or its Subsidiaries’ Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person. None of Borrower or any of its Subsidiaries (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law. None of the funds to be provided under this Agreement will be used, directly or indirectly, (a) for any activities in violation of any applicable anti-money laundering, economic sanctions and anti-bribery laws and regulations laws and regulations or (b) for any payment to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

5.7 Information Correct and Current. No written information, report, Advance Request, financial statement, exhibit or schedule furnished, by or on behalf of Borrower to Agent in connection with any Loan Document or included therein or delivered pursuant thereto contained, or, when taken as a whole, contains or will contain any material misstatement of fact or, when taken together with all other such information or documents, omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading at the time such statement was made or deemed made. Additionally, any and all financial or business projections provided by Borrower to Agent, whether prior to or after the Closing Date, shall be (i) provided in good faith and based on the most current data and information available to Borrower at the time of furnishing such projections to the Agent, and (ii) the most current of such projections provided to the Managers (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of Borrower, that no assurance is given that any particular projections will be realized, that actual results may differ).

5.8 Tax Matters. Except as described on Schedule 5.8 and except those being contested in good faith with adequate reserves under GAAP, (a) Borrower has filed all material federal, state and local tax returns that it is required to file, (b) Borrower has duly paid or fully reserved for all material taxes or installments thereof (including any interest or penalties) as and when due, which have or may become due pursuant to such returns, and (c) Borrower has paid or fully reserved for any material tax assessment received by Borrower for the three (3) years preceding the Closing Date, if any (including any taxes being contested in good faith and by appropriate proceedings).

5.9 Intellectual Property Claims. Borrower is the sole owner of, or otherwise has the right to use, the Intellectual Property material to Borrower’s business. Except as described on Schedule 5.9, (i) each of the material Copyrights, Trademarks and Patents is valid and enforceable, (ii) no material part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (iii) no claim has been made to Borrower that any material part of the Intellectual Property violates the rights of any third party. Exhibit D is a true, correct and complete list of each of Borrower’s Patents, registered Trademarks, registered Copyrights, and material agreements under which Borrower licenses Intellectual Property from third parties (other than shrink-wrap software licenses), together with application or registration numbers, as applicable, owned by Borrower or any Subsidiary, in each case as of the Closing Date. Borrower is not in material breach of, nor has Borrower failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to Borrower’s knowledge, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder.

5.10 Intellectual Property. Except as described on Schedule 5.10, Borrower has all material rights with respect to Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower. Without limiting the generality of the foregoing, and in the case of Licenses, except for restrictions that are unenforceable under Division 9 of the UCC, Borrower has the right, to the extent required to operate Borrower’s business, to freely transfer, license or assign Intellectual Property necessary or material in the operation or conduct of Borrower’s business as currently conducted and proposed to be conducted by Borrower, without condition, restriction or payment of any kind (other than license payments in the ordinary course of business) to any third party, and Borrower owns or has the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and other items that are material to Borrower’s business and used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products except customary covenants in inbound license agreements and equipment leases where Borrower is the licensee or lessee.

5.11 Borrower Products. Except as described on Schedule 5.11, no Intellectual Property owned by Borrower or Borrower Product has been or is subject to any actual or, to the knowledge of Borrower, threatened litigation, proceeding (including any proceeding in the United States Patent and Trademark Office or any corresponding foreign office or agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner Borrower’s use, transfer or licensing thereof or that may affect the validity, use or enforceability thereof. There is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or proceeding that obligates Borrower to grant licenses or ownership interest in any future Intellectual Property related to the operation or conduct of the business of Borrower or Borrower Products. Borrower has not received any written notice or claim challenging or questioning Borrower’s ownership in any Intellectual Property (or written notice of any claim challenging or questioning the ownership in any licensed Intellectual Property of the owner thereof) or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto nor, to Borrower’s knowledge, is there a reasonable basis for any such claim. Neither Borrower’s use of its Intellectual Property nor the production and sale of Borrower Products infringes the Intellectual Property or other rights of others.

5.12 Financial Accounts. Exhibit E, as may be updated by the Borrower in a written notice provided to Agent after the Closing Date, is a true, correct and complete list of (a) all banks and other financial institutions at which Borrower or any Subsidiary maintains Deposit Accounts and (b) all institutions at which Borrower or any Subsidiary maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

5.13 Employee Loans. Borrower has no outstanding loans to any employee, officer or director of the Borrower nor has Borrower guaranteed the payment of any loan made to an employee, officer or director of the Borrower by a third party.

5.14 Capitalization and Subsidiaries. Borrower’s capitalization as of the Closing Date is set forth on Schedule 5.14 annexed hereto. Borrower does not own any stock, partnership interest or other securities of any Person, except for Permitted Investments. Attached as Schedule 5.14, as may be updated by Borrower in a written notice provided after the Closing Date, is a true, correct and complete list of each Subsidiary.

5.15 Foreign Subsidiary Voting Rights. No decision or action in any governing document of any Foreign Subsidiary (other than an Eligible Foreign Subsidiary) requires a vote of greater than fifty and one tenth of one percent (50.1%) of the Equity Interests or voting rights of such Foreign Subsidiary.

SECTION 6. INSURANCE; INDEMNIFICATION

6.1 Coverage. Borrower shall cause to be carried and maintained commercial general liability insurance, on an occurrence form, against risks customarily insured against in Borrower’s line of business. Such risks shall include the risks of bodily injury, including death, property damage, personal injury, advertising injury, and contractual liability per the terms of the indemnification agreement found in Section 6.3. Borrower must maintain a minimum of Two Million Dollars ($2,000,000.00) of commercial general liability insurance for each occurrence. Borrower has and agrees to maintain a minimum of (a) prior to the date that is sixty (60) days after the Closing Date, One Million Dollars ($1,000,000.00) and (b) on and after the date that is sixty (60) days after the Closing Date, Two Million Dollars ($2,000,000.00) of directors’ and officers’ insurance for each occurrence and (a) prior to the date that is sixty (60) days after the Closing Date, Four Million Dollars ($4,000,000.00) in the aggregate and (b) on and after the date that is sixty (60) days after the Closing Date, Five Million Dollars ($5,000,000.00) in the aggregate. So long as there are any Secured Obligations outstanding, Borrower shall also cause to be carried and maintained insurance upon the Collateral, insuring against all risks of physical loss or damage howsoever caused, in an amount not less than the full replacement cost of the Collateral, provided that such insurance may be subject to standard exceptions and deductibles.

6.2 Certificates. Borrower shall deliver to Agent certificates of insurance that evidence Borrower’s compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2. Borrower’s insurance certificate shall state Agent (shown as “Hercules Capital, Inc., as Agent”) is an additional insured for commercial general liability, a loss payee for all risk property damage insurance, subject to the insurer’s approval, and a loss payee for property insurance and additional insured for liability insurance for any future insurance that Borrower may acquire from such insurer. On or prior to the date that is sixty (60) days after the Closing Date, Borrower shall also provide to Agent additional insured endorsements for liability and lender’s loss payable endorsements for all risk property damage insurance. All certificates of insurance will provide for a minimum of thirty (30) days advance written notice to Agent of cancellation (other than cancellation for non-payment of premiums, for which ten (10) days’ advance written notice shall be sufficient) or any other change adverse to Agent’s interests. Any failure of Agent to scrutinize such insurance certificates for compliance is not a waiver of any of Agent’s rights, all of which are reserved. On or prior to the date that is sixty (60) days after the Closing Date, Borrower shall provide Agent with copies of each insurance policy, and upon entering or amending any insurance policy required hereunder, Borrower shall provide Agent with copies of such policies and shall promptly deliver to Agent updated insurance certificates with respect to such policies.

6.3 Indemnity. Borrower agrees to indemnify and hold Agent, Lender and their officers, directors, employees, agents, in-house attorneys, representatives and shareholders (each, an “Indemnified Person”) harmless from and against any and all claims, costs, expenses, damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable attorneys’ fees and disbursements and or the costs of investigation or defense (including those incurred upon any appeal) (collectively, “Liabilities”), that may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases Liabilities to the extent resulting solely from any Indemnified Person’s gross negligence or willful misconduct. Borrower agrees to pay, and to save Agent and Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes (excluding taxes imposed on or measured by the net income of Agent or Lender) that may be payable or determined to be payable with respect to any of the Collateral or this Agreement. In no event shall any Indemnified Person be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). This Section 6.3 shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, the Loan Agreement.

SECTION 7. COVENANTS OF BORROWER

Borrower agrees as follows:

7.1 Financial Reports. Borrower shall furnish to Agent the financial statements and reports listed hereinafter (the “Financial Statements”):

(a) as soon as practicable (and in any event within thirty (30) days) after the end of each month, unaudited interim and year-to-date financial statements as of the end of such month (prepared on a consolidated and consolidating basis, if applicable), including (i) balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, (ii) monthly key operational indicators and clinic contribution summary spreadsheets, and (iii) a report of agings of accounts receivable and accounts payable for such period, all certified by Borrower’s Chief Executive Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (A) for the absence of footnotes, (B) that they are subject to normal year-end adjustments, and (C) they do not contain certain non-cash items that are customarily included in quarterly and annual financial statements;

(b) as soon as practicable (and in any event within thirty (30) days) after the end of each calendar quarter, unaudited interim and year-to-date financial statements as of the end of such calendar quarter (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against Borrower) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, certified by Borrower’s Chief Executive Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year-end adjustments; as well as the most recent capitalization table for Borrower, including the weighted average exercise price of employee stock options;

(c) as soon as practicable (and in any event within one hundred eighty (180) days) after the end of each fiscal year, unqualified audited financial statements as of the end of such year (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified by a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Agent (it being acknowledged and agreed that Crowe Horwath LLP shall be acceptable to Agent), accompanied by any management report from such accountants;

(d) as soon as practicable (and in any event within thirty (30) days) after the end of each month, a Compliance Certificate in the form of Exhibit F;

(e) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports that Borrower has made available to holders of its Preferred Stock or other shareholders and securities holders and copies of any regular, periodic and special reports or registration statements that Borrower files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or any national securities exchange;

(f) promptly following each meeting (or any written action in lieu of a meeting) of Borrower’s Board of Directors, copies of all notices, minutes, and consents that Borrower provides to its directors in connection with meetings of its full Board of Directors; provided that, in all cases, Borrower may exclude: (i) any confidential information relating to executive compensation, (ii) minutes and other materials prepared exclusively for executive sessions of the independent directors and committees of the Board of Directors, (iii) information to the extent the Secured Obligations, any Loan Document, the Agent or the Lender is the subject of such information, (iv) any information with respect to which Borrower has determined in good faith such exclusion or redaction is reasonably necessary to preserve attorney-client privilege with respect to any matter, or such exclusion or redaction is otherwise required to comply with applicable laws or regulations, or (v) any information that would raise a conflict of interest with Agent or Lenders.

(g) financial and business projections promptly following their approval by the Managers, and in any event, within thirty (30) days after such approval by the Managers, as well as budgets, operating plans and other financial information reasonably requested by Agent; and

(h) immediate notice if Borrower or any Subsidiary has knowledge that Borrower, or any Subsidiary, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

Borrower shall not make any change in its (a) accounting policies or reporting practices (unless required by GAAP) or (b) fiscal years or fiscal quarters. The fiscal year of Borrower shall end on December 31.

The executed Compliance Certificate may be sent via email to Agent at legal@herculestech.com. All Financial Statements required to be delivered pursuant to clauses (a), (b) and (c) shall be sent via e-mail to financialstatements@herculestech.com with a copy to legal@herculestech.com provided, that if e-mail is not available or sending such Financial Statements via e-mail is not possible, they shall be faxed to Agent at: (650) 473-9194, attention Account Manager: Oak Street Health MSO.

7.2 Management Rights. Borrower shall permit any representative that Agent or Lender authorizes, including its attorneys and accountants, to inspect the Collateral and examine and make copies and abstracts of the books of account and records of Borrower at reasonable times and upon reasonable notice during normal business hours; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often than once per fiscal year. In addition, any such representative shall have the right to meet with management and officers of Borrower to discuss such books of account and records. In addition, Agent or Lender shall be entitled at reasonable times and intervals and, upon the occurrence and during the continuance of an Event of Default, upon reasonable notice during normal business hours to consult with and advise the management and officers of Borrower concerning significant business issues affecting Borrower. Such consultations shall not unreasonably interfere with Borrower’s business operations. The parties intend that the rights granted Agent and Lender shall constitute “management rights” within the meaning of 29 C.F.R. Section 2510.3-101(d)(3)(ii), but that any advice, recommendations or participation by Agent or Lender with respect to any business issues shall not be deemed to give Agent or Lender, nor be deemed an exercise by Agent or Lender of, control over Borrower’s management or policies.

7.3 Further Assurances. Borrower shall from time to time execute, deliver and file, alone or with Agent, any financing statements, security agreements, collateral assignments, notices, control agreements, or other documents to perfect or give the highest priority to Agent’s Lien on the Collateral. Borrower shall from time to time procure any instruments or documents as may be reasonably requested by Agent, and take all further action that may be necessary, or that Agent may reasonably request, to perfect and protect the Liens granted hereby and thereby. In addition, and for such purposes only, Borrower hereby authorizes Agent to execute and deliver on behalf of Borrower and to file such financing statements (including an indication that the financing statement covers “all assets or all personal property” of Borrower in accordance with Section -9-50 4 of the UCC), collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Agent’s name or in the name of Agent as agent and attorney-in-fact for Borrower. Borrower shall protect and defend Borrower’s title to the Collateral and Agent’s Lien thereon against all Persons claiming any interest adverse to Borrower or Agent other than Permitted Liens.

7.4 Indebtedness. Borrower shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except for (a) the conversion of Indebtedness into equity securities and the payment of cash in lieu of fractional shares in connection with such conversion, (b) purchase money Indebtedness pursuant to its then applicable payment schedule, (c) prepayment by any Subsidiary of (i) inter-company Indebtedness owed by such Subsidiary to any Borrower, or (ii) if such Subsidiary is not a Borrower, intercompany Indebtedness owed by such Subsidiary to another Subsidiary that is not a Borrower or (d) as otherwise permitted hereunder or approved in writing by Agent.

7.5 Collateral. Borrower shall at all times keep the Collateral and all other property and assets used in Borrower’s business or in which Borrower now or hereafter holds any interest free and clear from any legal process or Liens whatsoever (except for Permitted Liens), and shall give Agent prompt written notice of any legal process affecting the Collateral, such other property and assets, or any Liens thereon, provided however, that the Collateral and such other property and assets may be subject to Permitted Liens except that there shall be no Liens whatsoever on Intellectual Property. Borrower shall not agree with any Person other than Agent or Lender not to encumber its property. Borrower shall not enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Borrower to create, incur, assume or suffer to exist any Lien upon any of its Intellectual Property, whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby) and (c) customary restrictions on the assignment of leases, licenses and other agreements. Borrower shall cause its Subsidiaries to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest adverse to such Subsidiary, and Borrower shall cause its Subsidiaries at all times to keep such Subsidiary’s property and assets free and clear from any legal process or Liens whatsoever (except for Permitted Liens, provided however, that there shall be no Liens whatsoever on Intellectual Property), and shall give Agent prompt written notice of any legal process affecting such Subsidiary’s assets.

7.6 Investments. Borrower shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

7.7 Distributions. Borrower shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other Equity Interest other than pursuant to employee, director or consultant repurchase plans or other similar agreements, provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or Equity Interest, or (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other Equity Interest, except that a Subsidiary may pay dividends or make distributions to Borrower and, provided no Event of Default has occurred and is continuing or would result therefrom, Oak Street Health may make distributions to its members for purposes of paying such members’ currently due quarterly estimated income tax obligations on account of income from operations of Oak Street Health, solely as required under the operating agreement of Oak Street Health, for so long as the Oak Street Health is a pass-through entity for tax purposes, or (c) lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party in excess of One Hundred Thousand Dollars ($100,000.00) in the aggregate or (d) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of One Hundred Thousand Dollars ($100,000.00) in the aggregate.

7.8 Transfers. Except for Permitted Transfers, Borrower shall not, and shall not allow any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of its assets.

7.9 Mergers or Acquisitions. Borrower shall not merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of (a) a Subsidiary which is not a Borrower into another Subsidiary or into Borrower or (b) a Borrower into another Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

7.10 Taxes. Borrower and its Subsidiaries shall pay when due all material taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against Borrower, Agent, Lender or the Collateral or upon Borrower’s ownership, possession, use, operation or disposition thereof or upon Borrower’s rents, receipts or earnings arising therefrom. Borrower shall file on or before the due date therefor all personal property tax returns in respect of the Collateral. Notwithstanding the foregoing, Borrower may contest, in good faith and by appropriate proceedings, taxes for which Borrower maintains adequate reserves therefor in accordance with GAAP.

7.11 Corporate Changes. Neither Borrower nor any Subsidiary shall change its corporate name, legal form or jurisdiction of formation without twenty (20) days’ prior written notice to Agent. Neither Borrower nor any Subsidiary shall suffer a Change in Control. Neither Borrower nor any Subsidiary shall relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to Agent; and (ii) such relocation shall be within the continental United States of America. Neither Borrower nor any Qualified Subsidiary shall relocate any item of Collateral (other than (x) sales of Inventory in the ordinary course of business, (y) relocations of Equipment having an aggregate value of up to Two Hundred Fifty Thousand Dollars ($250,000.00) in any fiscal year, and (z) relocations of Collateral from a location described on Exhibit C to another location described on Exhibit C) unless (i) it has provided prompt written notice to Agent, (ii) such relocation is within the continental United States of America and, (iii) if such relocation is to a third party bailee, it has delivered a bailee agreement in form and substance reasonably acceptable to Agent.

7.12 Deposit Accounts. Neither Borrower nor any Qualified Subsidiary or Physician’s Group shall maintain any Deposit Accounts, or accounts holding Investment Property, other than Excluded Accounts except with respect to which Agent has an Account Control Agreement.

7.13 Subsidiaries; Physician Groups. Borrower shall notify Agent of each Subsidiary or Physician Group formed subsequent to the Closing Date (excluding the Primary Care Joliet Joint Venture) and, within fifteen (15) days after formation, shall cause any such Qualified Subsidiary or Physician Group to execute and deliver to Agent a Joinder Agreement.

7.14 Notification of Event of Default. Borrower shall notify Agent immediately of the occurrence of any Event of Default.

7.15 [Reserved].

7.16 Use of Proceeds. Borrower agrees that the proceeds of the Loans shall be used solely to pay related fees and expenses in connection with this Agreement and for working capital and general corporate purposes. The proceeds of the Loans will not be used in violation of Anti-Corruption Laws or applicable Sanctions.

7.17 Foreign Subsidiary Voting Rights. Borrower shall not, and shall not permit any Subsidiary, to amend or modify any governing document of any Foreign Subsidiary of Borrower (other than an Eligible Foreign Subsidiary) the effect of which is to require a vote of greater than fifty and one tenth of one percent (50.1%) of the Equity Interests or voting rights of such entity for any decision or action of such entity.

7.18 Compliance with Laws.

Borrower shall maintain, and shall cause its Subsidiaries to maintain, compliance in all material respects with all applicable laws, rules or regulations, and shall, or cause its Subsidiaries to, obtain and maintain all required governmental authorizations, approvals, licenses, franchises, permits or registrations reasonably necessary in connection with the conduct of Borrower’s business, the failure of which to obtain would, individually or in the aggregate, have a Material Adverse Effect.

~~7.18~~ Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries permit any Affiliate to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries permit any Affiliate to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.

Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

None of Borrower, any of its Subsidiaries or any of their respective directors, officers or employees, or to the knowledge of Borrower, any agent for Borrower or its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.

7.19 Financial Covenants.

(a) [Reserved.]

(b) ~~7.19~~ Net ~~Revenue~~Patient Contribution Covenant. Borrower shall, at all times on and after the ~~Term B Loan Advance and/or Term C Loan Advance is made~~Second Amendment Closing Date, maintain aggregate ~~net revenue~~Patient Level Contribution, on a trailing six-month basis, ~~determined in accordance with GAAP,~~ of greater than or equal to ~~seventy five~~eighty percent (~~75.0~~80.0%) of Borrower’s Manager-approved financial projections, to be tested on the last day of each fiscal quarter of Borrower (which projections may be revised annually or from time to time and are approved by Agent in writing in its reasonable discretion).

(c) Performance Covenant. Borrower shall, at all times after the 2019 Term B Loan Advance is made through the Performance Covenant End Date, either (i) maintain unrestricted cash (deposited into accounts in the name of Borrower that are subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement) of at least Fifteen Million Dollars ($15,000,000.00) or (ii) achieve and maintain Aggregate 2013-2016 Vintage Clinic Level Contribution on a trailing six (6) month basis of at least Twenty-Three Million Dollars ($23,000,000.00).

7.20 Administrative Services Agreements. Borrower shall not (i) amend, modify or waive any material provision or term of any Administrative Services Agreement in effect as of the Closing Date in a manner adverse to Agent or any Lender, (ii) terminate any Administrative Services Agreement, or (iii) enter into any new Administrative Services Agreement, in each case, without at least ten (10) days’ prior written notice to Agent and without the consent of Agent. Upon Agent’s request, upon entering into or amending any Administrative Services Agreement, Borrower shall promptly provide Agent with copies of such Administrative Services Agreements or amendments thereto and any other documentation requested by Agent in connection with any Administrative Services Agreement.

7.21 Joint Ventures. Borrower agrees that:

(a) (i) the initial equity capital contribution of Borrower to the Primary Care Joliet Joint Venture shall not exceed One Million Dollars ($1,000,000.00), and (ii) all subsequent equity capital contributions to the Primary Care Joliet Joint Venture shall not exceed One Million Dollars ($1,000,000.00) in the aggregate, unless in each case, any additional capital contribution amounts shall have been approved in advance by Agent in writing.

(b) (i) the initial equity capital contribution of Borrower to the BCBS RI Joint Venture shall not exceed Six Million Dollars ($6,000,000.00), and (ii) all cumulative equity capital contributions to the BCBS RI Joint Venture shall not exceed Eight Million Dollars ($8,000,000.00) in the aggregate, unless in each case, any additional capital contribution amounts shall have been approved in advance by Agent in writing.

(c) (i) the initial equity capital contribution of Borrower to the EHCS Joint Venture shall not exceed Two Million Dollars ($2,000,000.00), and (ii) all cumulative equity capital contributions to the EHCS Joint Venture shall not exceed Three and One Half Million Dollars ($3,500,000.00) in the aggregate, unless in each case, any additional capital contribution amounts shall have been approved in advance by Agent in writing.

(d) Notwithstanding the foregoing, Investments by Borrower in the Primary Care Joliet Joint Venture, the BCBS RI Joint Venture or the EHCS Joint Venture shall not be permitted if at any time Borrower owns less than fifty percent (50%) of the Equity Interests of such entity, unless otherwise approved in advance by Agent in writing.

(e) Borrower shall provide prompt written notice to Agent (in any case, within two (2) Business Days) upon Borrower’s knowledge of an occurrence of a default (however defined) under any Permitted JV Indebtedness documents in connection with which Borrower has issued a Permitted JV Guaranty.

7.22 Intellectual Property. Each Borrower shall protect, defend and maintain the validity and enforceability of its Intellectual Property; (ii) promptly advise Agent in writing of material infringements of its Intellectual Property; and (iii) not allow any Intellectual Property material to Borrowers’ business to be abandoned, forfeited or dedicated to the public (other than by operation of law) without Agent’s written consent. If a Borrower (i) obtains any Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing, whether as owner or licensee, or (ii) applies for any Patent or the registration of any Trademark, then such Borrower shall promptly provide written notice thereof to Agent and shall execute such intellectual property security agreements and other documents and take such other actions as Agent may reasonably request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in such property. If a Borrower decides to register any Copyrights or mask works in the United States Copyright Office, such Borrower shall: (x) provide Agent with at least fifteen (15) days prior written notice of such Borrower’s intent to register such Copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (y) execute an intellectual property security agreement and such other documents and take such other actions as Agent may reasonably request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in the Copyrights or mask works intended to be registered with the United States Copyright Office; and (z) if requested by the Agent, record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the Copyright or mask work application(s) with the United States Copyright Office. Borrowers shall promptly provide to Agent copies of all applications that it files for Patents or for the registration of Trademarks, Copyrights or mask works and, if requested by the Agent, evidence of the recording of the intellectual property security agreement required for Agent to perfect and maintain a first priority perfected security interest in such property.

7.23 Post-Closing Conditions. (a) On or prior to December 31, 2017, Borrower shall cause all Borrower’s accounts with First Midwest Bank to be closed and to have no remaining balance, and (b) on or prior to the date that is forty-five (45) days after the Closing Date, Borrower shall deliver to Agent a landlord’s waiver with respect to Borrower’s chief executive office in a form acceptable to Agent in its sole discretion.

SECTION 8. ~~RIGHT TO INVEST~~[RESERVED.]

8.1 ~~Subject to the term and conditions of this Section8.1, Lender shall have the right, in its discretion, to purchase up to Two Million Dollars ($2,000,000.00) in equity securities from Oak Street Health in the first Subsequent Financing to occur after the Closing Date on the same terms, conditions and pricing afforded to others purchasing the same equity securities from Oak Street Health in such Subsequent Financing. As a condition to the exercise of this right, Lender shall execute counterparts to any subscription agreements or purchase agreements, investor agreements, consents or other documents that provide rights, contractual or otherwise, to holders of the equity securities to be sold in the Subsequent Financing as are required of each of the other purchasers in the Subsequent Financing, including the then effective limited liability company operating agreement of Oak Street Health (the “Ancillary Agreements).” The purchase right of this Section shall expire and terminate upon the first to occur of (a) ten (10) days following Oak Street Health’s written notice to Lender of the Subsequent Financing if Lender shall not have elected to purchase any equity securities from Oak Street Health by written notice to Oak Street Health by such tenth (10th) day stating the amount of equity securities to be so purchased by Lender; (b) the issuance of any equity securities of the Company to Lender in satisfaction of the exercise of Lender’s right hereunder; (c) the acquisition of Oak Street Health, or (d) the Term Loan Maturity Date.~~

SECTION 9. EVENTS OF DEFAULT

The occurrence of any one or more of the following events shall be an Event of Default:

9.1 Payments. Borrower fails to pay any amount due under this Agreement or any of the other Loan Documents on the due date; provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error of Agent or Lender or Borrower’s bank if Borrower had the funds to make the payment when due and makes the payment within three (3) Business Days following Borrower’s knowledge of such failure to pay; or

9.2 Covenants. Borrower breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement, or any of the other Loan Documents or any other agreement among Borrower, Agent and Lender, and (a) with respect to a default under any covenant under this Agreement (other than under Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.14, 7.16, 7.17, 17.187.18, 7.19, 7.20, 7.21, 7.22 and 7.23) any other Loan Document or any other agreement among Borrower, Agent and Lender, such default continues for more than fifteen (15) days after the earlier of the date on which (i) Agent or Lender has given notice of such default to Borrower and (ii) Borrower has actual knowledge of such default or (b) with respect to a default under any of Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.14, 7.16, 7.17, ~~17.18~~7.18, 7.19, 7.20, 7.21, 7.22 and 7.23, the occurrence of such default; or

9.3 Material Adverse Effect. A circumstance has occurred that could reasonably be expected to have a Material Adverse Effect, provided that: (a) solely for the purposes of this Section 9.3, the occurrence of adverse results or delays in any nonclinical or clinical trial, in and of itself, shall not constitute a Material Adverse Effect; and (b) if such circumstance is solely due to a change in or discontinuance of a strategic partnership or other collaboration or license agreement, Agent shall provide three (3) calendar days written notice to Borrower before calling an Event of Default under this Section 9.3, whereby during such time, Agent shall make itself available to discuss in good faith a proposed solution to such Material Adverse Effect); or

9.4 Representations. Any representation or warranty made by Borrower in any Loan Document ~~or in the Warrant (if any)~~ shall have been false or misleading in any material respect when made or when deemed made; or

9.5 Insolvency. Any Borrower (A) (i) shall make an assignment for the benefit of creditors; or (ii) shall be unable to pay its debts as they become due, or be unable to pay or perform under the Loan Documents, or shall become insolvent; or (iii) shall file a voluntary petition in bankruptcy; or (iv) shall file any petition, answer, or document seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertinent to such circumstances; or (v) shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Borrower or of all or any substantial part (i.e., 33-1/3% or more) of the assets or property of such Borrower; or (vi) shall cease operations of its business as its business has normally been conducted, or terminate substantially all of its employees; or (vii) any Borrower or its directors or majority shareholders shall take any action initiating any of the foregoing actions described in clauses (i) through (vi); or (B) either (i) forty-five (45) days shall have expired after the commencement of an involuntary action against any Borrower seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, without such action being dismissed or all orders or proceedings thereunder affecting the operations or the business of such Borrower being stayed; or (ii) a stay of any such order or proceedings shall thereafter be set aside and the action setting it aside shall not be timely appealed; or (iii) any Borrower shall file any answer admitting or not contesting the material allegations of a petition filed against such Borrower in any such proceedings; or (iv) the court in which such proceedings are pending shall enter a decree or order granting the relief sought in any such proceedings; or (v) -forty-five (45) days shall have expired after the appointment, without the consent or acquiescence of the applicable Borrower, of any trustee, receiver or liquidator of such Borrower or of all or any substantial part of the properties of such Borrower without such appointment being vacated; or

9.6 Attachments; Judgments. Any portion of Borrower’s assets is attached or seized, or a levy is filed against any such assets, or a judgment or judgments is/are entered for the payment of money (not covered by independent third party insurance as to which liability has not been rejected by such insurance carrier), individually or in the aggregate, of at least Two Hundred Thousand Dollars ($200,000.00), or Borrower is enjoined or in any way prevented by court order from conducting any part of its business; or

9.7 Other Obligations. The occurrence of any default under any agreement or obligation of Borrower involving any Indebtedness in excess of Two Hundred Thousand Dollars ($200,000.00).

SECTION 10. REMEDIES

10.1 General. Upon and during the continuance of any one or more Events of Default, (i) Agent may, and at the direction of the Required Lenders shall, accelerate and demand payment of all or any part of the Secured Obligations together with a Prepayment Charge and declare them to be immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Section 9.5, all of the Secured Obligations shall automatically be accelerated and made due and payable, in each case without any further notice or act), (ii) Agent may, at its option, sign and file in Borrower’s name any and all collateral assignments, notices, control agreements, security agreements and other documents it deems necessary or appropriate to perfect or protect the repayment of the Secured Obligations, and in furtherance thereof, Borrower hereby grants Agent an irrevocable power of attorney coupled with an interest, and (iii) Agent may notify any of Borrower’s account debtors to make payment directly to Agent, compromise the amount of any such account on Borrower’s behalf and endorse Agent’s name without recourse on any such payment for deposit directly to Agent’s account. Agent may, and at the direction of the Required Lenders shall, exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral. All Agent’s rights and remedies shall be cumulative and not exclusive.

10.2 Collection; Foreclosure. Upon the occurrence and during the continuance of any Event of Default, Agent may, and at the direction of the Required Lenders shall, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Agent may elect. Any such sale may be made either at public or private sale at its place of business or elsewhere. Borrower agrees that any such public or private sale may occur upon ten (10) calendar days’ prior written notice to Borrower. Agent may require Borrower to assemble the Collateral and make it available to Agent at a place designated by Agent that is reasonably convenient to Agent and Borrower. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Agent in the following order of priorities:

First, to Agent and Lender in an amount sufficient to pay in full Agent’s and Lender’s reasonable costs and professionals’ and advisors’ fees and expenses as described in Section 11.11;

Second, to Lender in an amount equal to the then unpaid amount of the Secured Obligations (including principal, interest, and the Default Rate interest), in such order and priority as Agent may choose in its sole discretion; and

Finally, after the full and final payment in Cash of all of the Secured Obligations (other than inchoate obligations), to any creditor holding a junior Lien on the Collateral, or to Borrower or its representatives or as a court of competent jurisdiction may direct.

Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC.

10.3 No Waiver. Agent shall be under no obligation to marshal any of the Collateral for the benefit of Borrower or any other Person, and Borrower expressly waives all rights, if any, to require Agent to marshal any Collateral.

10.4 Cumulative Remedies. The rights, powers and remedies of Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Agent.

SECTION 11. MISCELLANEOUS

11.1 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

11.2 Notice. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by electronic mail or hand delivery or delivery by an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States of America mails, with proper first class postage prepaid, in each case addressed to the party to be notified as follows:

(a)	If to Agent:

HERCULES CAPITAL, INC.

Legal Department

Attention: Legal Department

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

email: legal@herculestech.com

Telephone: 650-289-3060

(b)	If to Lender:

HERCULES CAPITAL, INC.

Legal Department

Attention: Legal Department

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

email: legal@herculestech.com

Telephone: 650-289-3060

(c)	If to any Borrower or Borrowers:

Oak Street Health MSO, LLC

Attn: Chief Financial Officer

30 W. Monroe St.

Suite 1200

Chicago, IL 60603

finance@oakstreethealth.com

312-733-9730

With copy to:

Oak Street Health MSO, LLC

Attn: Chief Legal Officer

30 W. Monroe St.

Suite 1200

Chicago, IL 60603

robert.guenthnero@ akstreethealth.com

or to such other address as each party may designate for itself by like notice.

11.3 Entire Agreement; Amendments.

(a) This Agreement and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Agent’s revised proposal letter dated June 30, 2017 and the Non-Disclosure Agreement).

(b) Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.3(b). The Required Lenders and Borrower party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Agent and the Borrower party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan Advance, reduce the stated rate of any interest or fee payable hereunder) or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (B) eliminate or reduce the voting rights of any Lender under this Section 11.3(b) without the written consent of such Lender; (C) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release a Borrower from its obligations under the Loan Documents, in each case without the written consent of all Lenders; or (D) amend, modify or waive any provision of Section 11.17 without the written consent of the Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each Lender and shall be binding upon Borrower, the Lender, the Agent and all future holders of the Loans.

11.4 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

11.5 No Waiver. The powers conferred upon Agent and Lender by this Agreement are solely to protect its rights hereunder and under the other Loan Documents and its interest in the Collateral and shall not impose any duty upon Agent or Lender to exercise any such powers. No omission or delay by Agent or Lender at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by Borrower at any time designated, shall be a waiver of any such right or remedy to which Agent or Lender is entitled, nor shall it in any way affect the right of Agent or Lender to enforce such provisions thereafter.

11.6 Termination Prior to Term Loan Maturity Date; Survival. All agreements, representations and warranties contained in this Agreement and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Agent and Lender and shall survive the execution and delivery of this Agreement. All covenants, representations and warranties made in this Agreement shall continue in full force until this Agreement has terminated pursuant to its terms and all Secured Obligations (excluding any obligations pursuant to Section 6.3 or Section 8.1) have been satisfied. So long as Borrower has satisfied the Secured Obligations (other obligations under Section 6.3 or Section 8.1), this Agreement may be terminated prior to the Term Loan Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Agent. Sections 6.3 and 8.1 shall survive the termination of this Agreement.

11.7 Successors and Assigns. The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on Borrower and its permitted assigns (if any). Borrower shall not assign its obligations under this Agreement or any of the other Loan Documents without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect. Agent and Lender may assign, transfer, or endorse its rights hereunder and under the other Loan Documents without prior notice to Borrower, and all of such rights shall inure to the benefit of Agent’s and Lender’s successors and assigns; provided that as long as no Event of Default has occurred and is continuing, neither Agent nor any Lender may assign, transfer or endorse its rights hereunder or under the Loan Documents to any party that is a direct competitor of Borrower (as reasonably determined by Agent), it being acknowledged that in all cases, any transfer to an Affiliate of any Lender or Agent shall be allowed.

11.8 Governing Law. This Agreement and the other Loan Documents have been negotiated and delivered to Agent and Lender in the State of California, and shall have been accepted by Agent and Lender in the State of California. Payment to Agent and Lender by Borrower of the Secured Obligations is due in the State of California. This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

11.9 Consent to Jurisdiction and Venue. All judicial proceedings (to the extent that the reference requirement of Section 11.10 is not applicable) arising in or under or related to this Agreement or any of the other Loan Documents may be brought in any state or federal court located in the State of California. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in Santa Clara County, State of California; (b) waives any objection as to jurisdiction or venue in Santa Clara County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.2, and shall be deemed effective and received as set forth in Section 11.2. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

11.10 Mutual Waiver of Jury Trial / Judicial Reference.

(a) Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF BORROWER, AGENT AND LENDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY BORROWER AGAINST AGENT, LENDER OR THEIR RESPECTIVE ASSIGNEE OR BY AGENT, LENDER OR THEIR RESPECTIVE ASSIGNEE AGAINST BORROWER. This waiver extends to all such Claims, including Claims that involve Persons other than Agent, Borrower and Lender; Claims that arise out of or are in any way connected to the relationship among Borrower, Agent and Lender; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, any other Loan Document.

(b) If the waiver of jury trial set forth in Section 11.10(a) is ineffective or unenforceable, the parties agree that all Claims shall be resolved by reference to a private judge sitting without a jury, pursuant to Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of the Santa Clara County, California. Such proceeding shall be conducted in Santa Clara County, California, with California rules of evidence and discovery applicable to such proceeding.

(c) In the event Claims are to be resolved by judicial reference, either party may seek from a court identified in Section 11.9, any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by law notwithstanding that all Claims are otherwise subject to resolution by judicial reference.

11.11 Professional Fees. Borrower promises to pay Agent’s and Lender’s reasonable and documented fees and expenses necessary to finalize the loan documentation, including but not limited to reasonable and documented attorneys fees, UCC searches, filing costs, and other miscellaneous expenses. In addition, Borrower promises to pay any and all reasonable and documented attorneys’ and other professionals’ fees and expenses incurred by Agent and Lender after the Closing Date in connection with or related to: (a) the Loan; (b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, audit, field exam, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof arising from or in connection with this Agreement or the other Loan Documents; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Borrower, the Collateral, the Loan Documents, including representing Agent or Lender in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower’s estate, and any appeal or review thereof.

11.12 Confidentiality. Agent and Lender acknowledge that certain items of Collateral and information provided to Agent and Lender by Borrower are confidential and proprietary information of Borrower, if and to the extent such information either (x) is marked as confidential by Borrower at the time of disclosure, or (y) should reasonably be understood to be confidential (the “Confidential Information”). Accordingly, Agent and Lender agree that any Confidential Information it may obtain in the course of acquiring, administering, or perfecting Agent’s security interest in the Collateral shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Borrower, except that Agent and Lender may disclose any such information: (a) to its own directors, officers, employees, accountants, counsel and other professional advisors and to its Affiliates if Agent or Lender in their sole discretion determines that any such party should have access to such information in connection with such party’s responsibilities in connection with the Loan or this Agreement and, provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this paragraph or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (b) if such information is generally available to the public; (c) if required or appropriate in any report, statement or testimony submitted to any governmental authority having or claiming to have jurisdiction over Agent or Lender; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Agent’s or Lender’s counsel; (e) to comply with any legal requirement or law applicable to Agent or Lender; (f) to the extent reasonably necessary in connection with the exercise of any right or remedy under any Loan Document, including Agent’s sale, lease, or other disposition of Collateral after default; (g) to any participant or assignee of Agent or Lender or any prospective participant or assignee; provided, that such participant or assignee or prospective participant or assignee agrees in writing to be bound by this Section prior to disclosure; or (h) otherwise with the prior consent of Borrower; provided, that any disclosure made in violation of this Agreement shall not affect the obligations of Borrower or any of its Affiliates or any guarantor under this Agreement or the other Loan Documents. Agent’s and Lender’s obligations under this Section 11.12 shall supersede and replace all of their respective obligations under the Non-Disclosure Agreement.

11.13 Assignment of Rights. Borrower acknowledges and understands that Agent or Lender may, subject to Section 11.7, sell and assign all or part of its interest hereunder and under the Loan Documents to any Person or entity (an “Assignee”), provided that as long as no Event of Default has occurred and is continuing, neither Agent nor any Lender may assign, transfer or endorse its rights hereunder or under the Loan Documents to any party that is a direct competitor of Borrower (as reasonably determined by Agent), it being acknowledged that in all cases, any transfer to an Affiliate of any Lender or Agent shall be allowed, provided that no assignment (other than to an Affiliate of any Lender or Agent or any assignment for securitization purposes) shall be effective until such time as Borrower is provided fifteen (15) days prior written notice thereof. After such assignment the term “Agent” or “Lender” as used in the Loan Documents shall mean and include such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Agent and Lender hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Agent and Lender shall retain all rights, powers and remedies hereby given. No such assignment by Agent or Lender shall relieve Borrower of any of its obligations hereunder. Lender agrees that in the event of any transfer by it of the Note(s)(if any), it will endorse thereon a notation as to the portion of the principal of the Note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.

11.14 Revival of Secured Obligations. This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against Borrower for liquidation or reorganization, if Borrower becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of Borrower’s assets, or if any payment or transfer of Collateral is recovered from Agent or Lender. The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Agent, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Agent, Lender or by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment, performance, or transfer of Collateral had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Agent or Lender in Cash.

11.15 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

11.16 No Third Party Beneficiaries. No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any Person other than Agent, Lender and Borrower unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely among Agent, the Lender and the Borrower.

11.17 Agency.

(a) Lender hereby irrevocably appoints Hercules Capital, Inc. to act on its behalf as the Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

(b) Lender agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), according to its respective Term Commitment percentages (based upon the total outstanding Term Commitments) in effect on the date on which indemnification is sought under this Section 11.17, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

(c) Agent in Its Individual Capacity. The Person serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity.

(d) Exculpatory Provisions. The Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Agent shall not:

(i) be subject to any fiduciary or other implied duties, regardless of whether any Default or any Event of Default has occurred and is continuing;

(ii) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Lender, provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law; and

(iii) except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and the Agent shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as the Agent or any of its Affiliates in any capacity.

(e) The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Lender or as the Agent shall believe in good faith shall be necessary, under the circumstances or (ii) in the absence of its own gross negligence or willful misconduct.

(f) The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent.

(g) Reliance by Agent. Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of the Loan Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement, the Loan Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lender with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.

11.18 Publicity. None of the parties hereto nor any of its respective member businesses and Affiliates shall, without the other parties’ prior written consent (which shall not be unreasonably withheld or delayed), publicize or use (a) the other party’s name (including a brief description of the relationship among the parties hereto), logo or hyperlink to such other parties’ web site, separately or together, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the “ Publicity Materials”); (b) the names of officers of such other parties in the Publicity Materials; and (c) such other parties’ name, trademarks, servicemarks in any news or press release concerning such party; provided however, notwithstanding anything to the contrary herein, no such consent shall be required (i) to the extent necessary to comply with the requests of any regulators, legal requirements or laws applicable to such party, pursuant to any listing agreement with any national securities exchange (so long as such party provides prior notice to the other party hereto to the extent reasonably practicable) and (ii) to comply with Section 11.12.

11.19 Multiple Borrowers.

(a) Borrower’s Agent. Each of the Borrowers hereby irrevocably appoints Oak Street Health MSO as its agent, attorney-in-fact and legal representative for all purposes, including requesting disbursement of the Term Loan and receiving account statements and other notices and communications to Borrowers (or any of them) from the Agent or any Lender. The Agent may rely, and shall be fully protected in relying, on any request for the Term Loan, disbursement instruction, report, information or any other notice or communication made or given by Oak Street Health MSO, whether in its own name or on behalf of one or more of the other Borrowers, and the Agent shall not have any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on it of any such request, instruction, report, information, other notice or communication, nor shall the joint and several character of the Borrowers’ obligations hereunder be affected thereby.

(b) Waivers. Each Borrower hereby waives: (i) any right to require the Agent to institute suit against, or to exhaust its rights and remedies against, any other Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Secured Obligations, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with the Agent or any Indebtedness of the Agent or any Lender to any other Borrower, or to exercise any other right or power, or pursue any other remedy the Agent or any Lender may have; (ii) any defense arising by reason of any disability or other defense of any other Borrower or any guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of any other Borrower or any guarantor or any endorser, co-maker or other person, with respect to all or any part of the Secured Obligations, or by reason of any act or omission of the Agent or others which directly or indirectly results in the discharge or release of any other Borrower or any guarantor or any other person or any Secured Obligations or any security therefor, whether by operation of law or otherwise; (iii) any defense arising by reason of any failure of the Agent to obtain, perfect, maintain or keep in force any Lien on, any property of any Borrower or any other person; (iv) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any other Borrower or any guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Secured Obligations (including without limitation any interest thereon), in or as a result of any such proceeding. Until all of the Secured Obligations have been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of any Borrower hereunder except the full performance and payment of all of the Secured Obligations. If any claim is ever made upon the Agent for repayment or recovery of any amount or amounts received by the Agent in payment of or on account of any of the Secured Obligations, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and the Agent repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or any of its property, or by reason of any settlement or compromise of any such claim effected by the Agent with any such claimant (including without limitation the any other Borrower), then and in any such event, each Borrower agrees that any such judgment, decree, order, settlement and compromise shall be binding upon such Borrower, notwithstanding any revocation or release of this Agreement or the cancellation of any note or other instrument evidencing any of the Secured Obligations, or any release of any of the Secured Obligations, and each Borrower shall be and remain liable to the Agent and the Lenders under this Agreement for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by the Agent or any Lender, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Agreement. Each Borrower hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against any other Borrower, and all rights of recourse to any assets or property of any other Borrower, and all rights to any collateral or security held for the payment and performance of any Secured Obligations, including (but not limited to) any of the foregoing rights which Borrower may have under any present or future document or agreement with any other Borrower or other person, and including (but not limited to) any of the foregoing rights which any Borrower may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine.

(c) Consents. Each Borrower hereby consents and agrees that, without notice to or by Borrower and without affecting or impairing in any way the obligations or liability of Borrower hereunder, the Agent may, from time to time before or after revocation of this Agreement, do any one or more of the following in its sole and absolute discretion: (i) accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Secured Obligations; (ii) grant any other indulgence to any Borrower or any other Person in respect of any or all of the Secured Obligations or any other matter; (iii) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Secured Obligations or any guaranty of any or all of the Secured Obligations, or on which the Agent at any time may have a Lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (iv) substitute or add, or take any action or omit to take any action which results in the release of, any one or more other Borrowers or any endorsers or guarantors of all or any part of the Secured Obligations, including, without limitation one or more parties to this Agreement, regardless of any destruction or impairment of any right of contribution or other right of Borrower; (v) apply any sums received from any other Borrower, any guarantor, endorser, or co-signer, or from the disposition of any Collateral or security, to any Indebtedness whatsoever owing from such person or secured by such Collateral or security, in such manner and order as the Agent determines in its sole discretion, and regardless of whether such Indebtedness is part of the Secured Obligations, is secured, or is due and payable. Each Borrower consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of Borrower, or against or in payment of any or all of the Secured Obligations. Each Borrower further consents and agrees that the Agent shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Secured Obligations. Without limiting the generality of the foregoing, the Agent shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Secured Obligations.

(d) Independent Liability. Each Borrower hereby agrees that one or more successive or concurrent actions may be brought hereon against such Borrower, in the same action in which any other Borrower may be sued or in separate actions, as often as deemed advisable by Agent. Each Borrower is fully aware of the financial condition of each other Borrower and is executing and delivering this Agreement based solely upon its own independent investigation of all matters pertinent hereto, and such Borrower is not relying in any manner upon any representation or statement of the Agent or any Lender with respect thereto. Each Borrower represents and warrants that it is in a position to obtain, and each Borrower hereby assumes full responsibility for obtaining, any additional information concerning any other Borrower’s financial condition and any other matter pertinent hereto as such Borrower may desire, and such Borrower is not relying upon or expecting the Agent to furnish to it any information now or hereafter in the Agent’s possession concerning the same or any other matter.

(e) Subordination. All Indebtedness of a Borrower now or hereafter arising held by another Borrower is subordinated to the Secured Obligations and the Borrower holding the Indebtedness shall take all actions reasonably requested by Agent to effect, to enforce and to give notice of such subordination.

(SIGNATURES TO FOLLOW)

IN WITNESS WHEREOF, Borrower, Agent and Lender have duly executed and delivered this Loan and Security Agreement as of the day and year first above written.

BORROWER

Signature:
Print Name:	Michael Pykosz

OAK STREET HEALTH MSO, LLC

Signature:
Print Name:	Michael Pykosz
Title:	President

ACORN NETWORK, LLC

Signature:
Print Name:	Michael Pykosz
Title:	Manager

OAK STREET HEALTH PHYSICIANS GROUP, P.C.

Signature:
Print Name:	Griffin Myers, M.D.
Title:	President

OSH-IL PHYSICIANS GROUP, LLC

Signature:
Print Name:	Griffin Myers, M.D.
Title:	President

OSH-MI PHYSICIANS GROUP, PC

Signature:
Print Name:	Griffin Myers, M.D.
Title:	President

OSH-IN PHYSICIANS GROUP, PC

Signature:
Print Name:	Griffin Myers, M.D.
Title:	President

OSH-OH PHYSICIANS GROUP, LLC

Signature:
Print Name:
Title:

OSH-PA PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-NJ PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-RI PHYSICIANS GROUP, P.C.

Signature:
Print Name:
Title:

Accepted in Palo Alto, California:

AGENT:

HERCULES CAPITAL, INC.

Signature:
Print Name:	Jennifer Choe
Title:	Assistant General Counsel

LENDER:

HERCULES CAPITAL, INC.

Signature:
Print Name:	Jennifer Choe
Title:	Assistant General Counsel

HERCULES CAPITAL FUNDING TRUST 2019-1

Signature:
Print Name:	Jennifer Choe
Title:	Assistant General Counsel

HERCULES CAPITAL FUNDING TRUST 2018-1

Signature:
Print Name:	Jennifer Choe
Title:	Assistant General Counsel

Table of Exhibits and Schedules

Exhibit A:	Advance Request Attachment to Advance Request

Exhibit B:	Term Note

Exhibit C:	Name, Locations, and Other Information for Borrower

Exhibit D:	Borrower’s Patents, Trademarks, Copyrights and Licenses

Exhibit E:	Borrower’s Deposit Accounts and Investment Accounts

Exhibit F:	Compliance Certificate

Exhibit G:	Joinder Agreement

Exhibit H:	ACH Debit Authorization Agreement

Schedule 1	Subsidiaries

Schedule 1.1 Commitments Schedule

1A Existing Permitted Indebtedness Schedule

1B Existing Permitted Investments Schedule

1C Existing Permitted Liens Schedule 5.3 Consents, Etc.

~~Schedule 5.5 Actions Before Governmental Authorities~~

Schedule 5.8 Tax Matters

Schedule 5.9 Intellectual Property Claims

Schedule 5.10 Intellectual Property

Schedule 5.11 Borrower Products

Schedule 5.14 Capitalization

Schedule 7.12 Excluded Accounts.

EXHIBIT A

ADVANCE REQUEST

Date:              , 201__

To:	Agent:

Hercules Capital, Inc. (the “Agent”)

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

email: legal@herculestech.com

Attn:

Oak Street Health MSO, LLC (“Oak Street Health MSO”) hereby requests from Hercules Capital, Inc. (“Lender”) an Advance in the amount of              Dollars ($            ) on             ,             (the “Advance Date”), on behalf of each undersigned Borrower (jointly and severally, individually and collectively, “Borrower”) pursuant to the Loan and Security Agreement among Borrower, Agent and Lender (the “Agreement”). Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement.

Please:

(a)	Issue a check payable to Oak Street Health MSO

or

(b)	Wire Funds to Oak Street Health MSO’s account [IF FILED PUBLICLY, ACCOUNT INFO MUST BE REDACTED FOR SECURITY PURPOSES]

Bank:
Address:

ABA Number:
Account Number:
Account Name:
Contact Person:
Phone Number
To Verify Wire Info:
Email address:

Borrower represents that the conditions precedent to the Advance set forth in the Agreement are satisfied and shall be satisfied upon the making of such Advance, including but not limited to: (i) that no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (ii) that the representations and warranties set forth in the Agreement ~~and in the Warrant (if any)~~ are and shall be true and correct in all material respects on and as of the Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; (iii) that Borrower is in compliance with all the terms and provisions set forth in each Loan Document on its part to be observed or performed; and (iv) that as of the Advance Date, no Default or an Event of Default exists under the Loan Documents. Borrower understands and acknowledges that Agent has the right to review the financial information supporting this representation and, based upon such review in its sole discretion, Lender may decline to fund the requested Advance.

Borrower hereby represents that Borrower’s corporate status and locations have not changed since the date of the Agreement or, if the Attachment to this Advance Request is completed, are as set forth in the Attachment to this Advance Request.

Borrower agrees to notify Agent promptly before the funding of the Loan if any of the matters which have been represented above shall not be true and correct on the Borrowing Date and if Agent has received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date.

Executed as of [            ], 201[    ].

BORROWER:

OAK STREET HEALTH, LLC

Signature:
Print Name:
Title:

OAK STREET HEALTH MSO, LLC

Signature:
Print Name:
Title:

ACORN NETWORK, LLC

Signature:
Print Name:
Title:

OAK STREET HEALTH PHYSICIANS GROUP, P.C.

Signature:
Print Name:
Title:

OSH-IL PHYSICIANS GROUP, LLC

Signature:
Print Name:
Title:

OSH-MI PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-IN PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-OH PHYSICIANS GROUP, LLC

Signature:
Print Name:
Title:

OSH-PA PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-NJ PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-RI PHYSICIANS GROUP, P.C.

Signature:
Print Name:
Title:

ATTACHMENT TO ADVANCE REQUEST

Dated:

Borrower hereby represents and warrants to Agent that Borrower’s current name and organizational status is as follows [complete for each Borrower]:

Name:	[ ]

Type of organization:	[ ]

State of organization:	[ ]

Organization file number:

Borrower hereby represents and warrants to Agent that the street addresses, cities, states and postal codes of its current locations are as follows:

EXHIBIT B

SECURED TERM PROMISSORY NOTE

$30,000,000	Advance Date: , 20[ ]
Maturity Date: , 20[ ]

FOR VALUE RECEIVED, (i) OAK STREET HEALTH, LLC, an Illinois limited liability company (“Oak Street Health”), (ii) OAK STREET HEALTH MSO, LLC, an Illinois limited liability company (“Oak Street Health MSO”), (iii) ACORN NETWORK, LLC, an Illinois limited liability company (“Acorn Network”), (iv) OAK STREET HEALTH PHYSICIANS GROUP, P.C., an Illinois professional corporation (“OSH Physicians”), (v) OSH-IL PHYSICIANS GROUP, LLC, an Illinois limited liability company (“OSH-IL”), (vi) OSH-MI PHYSICIANS GROUP, PC, a Michigan professional corporation (“OSH-MI”), (vii) OSH-IN PHYSICIANS GROUP, PC, an Indiana professional corporation (“OSH-IN”), (viii) OSH-OH PHYSICIANS GROUP, LLC, an Ohio limited liability company (“OSH-OH”), (ix) OSH-PA PHYSICIANS GROUP, PC, a Pennsylvania professional corporation (“OSH-PA”), (x) OSH-NJ PHYSICIANS GROUP, PC, a New Jersey professional corporation (“OSH-NJ”), (xi) OSH-RI PHYSICIANS GROUP, P.C., a Rhode Island professional corporation (“OSH-RI”), and (~~viii~~xii) each of the Qualified Subsidiaries and Physician’s Groups of any of the foregoing (the “Additional Borrowers”; and together with Oak Street Health, Oak Street Health MSO, Acorn Network, OSH Physicians, OSH-IL, OSH-MI, OSH-IN, OSH-OH, OSH-PA, OSH-NJ, and OSH-~~IN,~~RI jointly and severally, individually and collectively, the “Borrower”) hereby promises to pay to the order of Hercules Capital, Inc., a Maryland corporation, or the holder of this Note (the “Lender”) at 400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301 or such other place of payment as the holder of this Secured Term Promissory Note (this “Promissory Note”) may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Thirty Million Dollars ($30,000,000.00) or such other principal amount as Lender has advanced to Borrower, together with interest at a rate as set forth in Section 2.1(c) of the Loan Agreement based upon a year consisting of 360 days, with interest computed daily based on the actual number of days in each month.

This Promissory Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated August 7, 2017, by and among Borrower, Hercules Capital, Inc., a Maryland corporation (the “Agent”) and the several banks and other financial institutions or entities from time to time party thereto as lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All payments shall be made in accordance with the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein. An Event of Default under the Loan Agreement shall constitute a default under this Promissory Note.

Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest under the UCC or any applicable law. Borrower agrees to make all payments under this Promissory Note without setoff, recoupment or deduction and regardless of any counterclaim or defense. This Promissory Note has been negotiated and delivered to Lender and is payable in the State of California. This Promissory Note shall be governed by and construed and enforced in accordance with, the laws of the State of California, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

BORROWER FOR ITSELF AND ON BEHALF OF ITS QUALIFIED SUBSIDIARIES AND PHYSICIAN GROUPS:

OAK STREET HEALTH, LLC

Signature:
Print Name:
Title:

OAK STREET HEALTH MSO, LLC

Signature:
Print Name:
Title:

ACORN NETWORK, LLC

Signature:
Print Name:
Title:

OAK STREET HEALTH PHYSICIANS GROUP, P.C.

Signature:
Print Name:
Title:

OSH-IL PHYSICIANS GROUP, LLC

Signature:
Print Name:
Title:

OSH-MI PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-IN PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-OH PHYSICIANS GROUP, LLC

Signature:
Print Name:
Title:

OSH-PA PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-NJ PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-RI PHYSICIANS GROUP, P.C.

Signature:
Print Name:
Title:

EXHIBIT F

COMPLIANCE CERTIFICATE

Hercules Capital, Inc. (as “Agent”)

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

Reference is made to that certain Loan and Security Agreement dated August 7, 2017 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc. (the “Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Hercules Capital, Inc., as agent for the Lender (the “Agent”) and (i) OAK STREET HEALTH, LLC, an Illinois limited liability company (“Oak Street Health”), (ii) OAK STREET HEALTH MSO, LLC, an Illinois limited liability company (“Oak Street Health MSO”), (iii) ACORN NETWORK, LLC, an Illinois limited liability company (“Acorn Network”), (iv) OAK STREET HEALTH PHYSICIANS GROUP, P.C., an Illinois professional corporation (“OSH Physicians”), (v) OSH-IL PHYSICIANS GROUP, LLC, an Illinois limited liability company (“OSH-IL”), (vi) OSH-MI PHYSICIANS GROUP, PC, a Michigan professional corporation (“OSH-MI”), (vii) OSH-IN PHYSICIANS GROUP, PC, an Indiana professional corporation (“OSH-IN”), (viii) OSH-OH PHYSICIANS GROUP, LLC, an Ohio limited liability company (“OSH-OH”), (ix) OSH-PA PHYSICIANS GROUP, PC, a Pennsylvania professional corporation (“OSH-PA”), (x) OSH-NJ PHYSICIANS GROUP, PC, a New Jersey professional corporation (“OSH-NJ”), (xi) OSH-RI PHYSICIANS GROUP, P.C., a Rhode Island professional corporation (“OSH-RI”)and (~~viii~~xii ) each of the Qualified Subsidiaries and Physician’s Groups of any of the foregoing (the “Additional Borrowers”; and together with Oak Street Health, Oak Street Health MSO, Acorn Network, OSH Physicians, OSH-IL, OSH-MI, OSH-IN, OSH-OH, OSH-PA, OSH-NJ, and OSH-IN, RI jointly and severally, individually and collectively, the “Company”) as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of the Company, knowledgeable of a 11 Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, the Company is in compliance for the period ending of all covenants, conditions and terms and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties. Attached are the required documents supporting the above certification. The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED

Interim Financial Statements	Monthly within 30 days

Interim Financial Statements	Quarterly within 30 days

Audited Financial Statements	FYE within 180 days

Borrower shall, at all times on and after the ~~Term B Loan Advance or Term C Loan Advance is made~~ Second Amendment Closing Date, maintain aggregate Patient Level Contribution, on a trailing six-month ~~net revenue, determined in accordance with GAAP~~ basis, of greater than or equal to ~~seventy five~~ eighty percent (~~75.0~~80.0%) of Borrower’s Manager-approved financial projections ~~as in effect as of the beginning of each fiscal year of Borrower~~, to be tested on the last day of each fiscal quarter of Borrower (which projections may be revised annually or from time to time and are approved by Agent in writing in its reasonable discretion).

~~75~~80 % of trailing 6-month ~~net revenue~~ Patient Level Contribution: $

Actual trailing 6-month ~~net revenue~~ Patient Level Contribution: $

Complies:     Yes         No

Borrower shall, at all times after the initial 2019 Term B Loan Advance is made through the Performance Covenant End Date, either (i) maintain unrestricted and unencumbered cash of at least Fifteen Million Dollars ($15,000,000.00) in the name of Borrower in accounts that are subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement or (ii) achieve and maintain Aggregate 2013-2016 Vintage Clinic Level Contribution on a trailing six (6) month basis of at least Twenty-Three Million Dollars ($23,000,000.00).

Cash of Borrower maintained in Account Control Agreement accounts: $

Required: $15,000,000

Or

Aggregate trailing 6-month 2013-2016 Vintage Clinic Level Contribution: $

Required: $23,000,000

Complies: Yes No

The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Borrower Subsidiary, as applicable.

Have any new depository or securities accounts been opened since the last Compliance Certificate?

             YES /             NO (If yes, please indicate which account)

		Depository AC#	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

BORROWER SUBSIDIARY / AFFILIATE COMPANY Name/Address:
1
2
3
4
5
6
7

Very Truly Yours,

OAK STREET HEALTH, LLC

Signature:
Print Name:
Title:

OAK STREET HEALTH MSO, LLC

Signature:
Print Name:
Title:

ACORN NETWORK, LLC

Signature:
Print Name:
Title:

OAK STREET HEALTH PHYSICIANS GROUP, P.C.

Signature:
Print Name:
Title:

OSH-IL PHYSICIANS GROUP, LLC

Signature:
Print Name:
Title:

OSH-MI PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-IN PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-OH PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-PA PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-NJ PHYSICIANS GROUP, PC

Signature:
Print Name:
Title:

OSH-RI PHYSICIANS GROUP, P.C.

Signature:
Print Name:
Title:

EXHIBIT G

FORM OF JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”) is made and dated as of [    ], 20[    ], and is entered into by and between                     , a                      (“Subsidiary”), and HERCULES CAPITAL, INC., a Maryland corporation (as “Agent”).

RECITALS

A. Subsidiary’s Affiliate, (i) OAK STREET HEALTH, LLC, an Illinois limited liability company (“Oak Street Health”), (ii) OAK STREET HEALTH MSO, LLC, an Illinois limited liability company (“Oak Street Health MSO”), (iii) ACORN NETWORK, LLC, an Illinois limited liability company (“Acorn Network”), (iv) OAK STREET HEALTH PHYSICIANS GROUP, P.C., an Illinois professional corporation (“OSH Physicians”), (v) OSH-IL PHYSICIANS GROUP, LLC, an Illinois limited liability company (“OSH-IL”), (vi) OSH-MI PHYSICIANS GROUP, PC, a Michigan professional corporation (“OSH-MI”), (vii) OSH-IN PHYSICIANS GROUP, PC, an Indiana professional corporation (“OSH-IN”), (viii) OSH-OH PHYSICIANS GROUP, LLC, an Ohio limited liability company (“OSH-OH”), (ix) OSH-PA PHYSICIANS GROUP, PC, a Pennsylvania professional corporation (“OSH-PA”), (x) OSH-NJ PHYSICIANS GROUP, PC, a New Jersey professional corporation (“OSH-NJ”), (xi) OSH-RI PHYSICIANS GROUP, P.C., a Rhode Island professional corporation (“OSH-RI”), and (~~viii~~xii) each of the Qualified Subsidiaries and Physician’s Groups of any of the foregoing (the “Additional Borrowers”; and together with Oak Street Health, Oak Street Health MSO, Acorn Network, OSH Physicians, OSH-IL, OSH-MI, OSH-IN, OSH-OH, OSH-PA, OSH-NJ, and OSH-~~IN~~RI, jointly and severally, individually and collectively, ~~the~~ “~~Company~~ Borrower”) has entered into that certain Loan and Security Agreement dated August 7, 2017, with the several banks and other financial institutions or entities from time to time party thereto as lender (collectively, the “Lender”) and the Agent, as such agreement may be amended, supplemented, replaced, restated, amended and restated or otherwise modified from time to time (the “Loan Agreement’), together with the other agreements executed and delivered in connection therewith;

B. Subsidiary acknowledges and agrees that it will benefit both directly and indirectly from Company’s execution of the Loan Agreement and the other agreements executed and delivered in connection therewith;

AGREEMENT

NOW THEREFORE, Subsidiary and Agent agree as follows:

1.	The recitals set forth above are incorporated into and made part of this Joinder Agreement. Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement.

2.

By signing this Joinder Agreement, Subsidiary shall be bound by the terms and conditions of the Loan Agreement the same as if it were the Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis, provided however, that (a) with respect to (i) Section 5.1 of the Loan Agreement, Subsidiary represents that it is an entity duly organized, legally existing and in good standing under the laws of [ ], (b) neither Agent nor Lender shall have any duties, responsibilities or obligations to Subsidiary arising under or related to the Loan Agreement or the other Loan Documents, (c) that if Subsidiary is covered by Company’s insurance, Subsidiary shall not be required to maintain separate insurance or comply with the provisions of Sections 6.1 and 6.2 of the Loan Agreement, and (d) that as long as Company satisfies the requirements of Section 7.1 of the Loan Agreement, Subsidiary shall not have to provide Agent separate Financial Statements. To the extent that Agent or Lender has any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other Loan Documents, those duties, responsibilities or obligations shall flow only to Company and not to Subsidiary or any other Person or entity. By way of example (and not an exclusive list): (i) Agent’s providing notice to Company in accordance with the Loan Agreement or as otherwise agreed among Company, Agent and Lender shall be deemed provided to Subsidiary; (ii) a Lender’s providing an Advance to Company shall be deemed an Advance to Subsidiary; and (iii) Subsidiary shall have no right to request an Advance or make any other demand on Lender.

3.

Subsidiary agrees not to certificate its equity securities without Agent’s prior written consent, which consent may be conditioned on the delivery of such equity securities to Agent in order to perfect Agent’s security interest in such equity securities.

4.

Subsidiary acknowledges that it benefits, both directly and indirectly, from the Loan Agreement, and hereby waives, for itself and on behalf of any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Joinder Agreement on the basis that (a) it failed to receive adequate consideration for the execution and delivery of this Joinder Agreement or (b) its obligations under this Joinder Agreement are avoidable as a fraudulent conveyance.

5.

As security for the prompt, complete and indefeasible payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Subsidiary grants to Agent a security interest in all of Subsidiary’s right, title, and interest in and to the Collateral.

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[SIGNATURE PAGE TO JOINDER AGREEMENT]

SUBSIDIARY:

By:
Name:
Title:

Address:

Telephone:
email:

AGENT:

HERCULES CAPITAL, INC.

By:
Name:
Title:

Address:

400 Hamilton Ave., Suite 310
Palo Alto, CA 94301
email: legal@herculestech.com
Telephone: 650-289-3060